                                                  ------------------------------
                                                  OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number: 3235-0570
                                                  Expires: August 31, 2011
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                                                  hours per response. . . ..18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08850

                                ICAP FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: June 30, 2008



ITEM 1. REPORTS TO STOCKHOLDERS

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP INTERNATIONAL FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 June 30, 2008

MESSAGE FROM

THE PRESIDENT
For equity investors, the first half of 2008 was particularly challenging, with major stock indexes recording negative returns across all styles and capitalization levels. A number of factors contributed to the market's decline.

When interest rates hit all-time lows in 2003, some mortgage lenders relaxed their loan requirements to help homebuyers capitalize on the situation. When interest rates began to rise, however, many homeowners found it difficult to meet their rising mortgage costs. During the first half of 2008, the situation came to a head, and several financial institutions took substantial write-offs on subprime-mortgage portfolios.

In the meantime, rapid growth in emerging markets brought increased demand for commodities, including oil, natural gas and metals. Higher demand led to higher prices, which was good for the energy and materials sectors. But airlines, automakers and many manufacturing industries suffered as the cost of fuel and raw materials continued to rise. In time, many companies lowered their earnings estimates, sending a negative signal to equity investors.

Rising mortgage costs and higher gasoline prices left consumers with less money for discretionary spending, and retail sales declined. Real gross domestic product rose modestly in the first quarter of 2008 after declining in the fourth quarter of 2007. According to advance estimates from the Bureau of Economic Analysis, real gross domestic product increased at a seasonally adjusted annual rate of 1.9% in the second quarter of 2008.

During the first six months of 2008, many investors sought refuge in the bond market. But mortgage-backed securities and structured investment vehicles were facing difficulties, so investors flocked to Treasurys, while riskier assets tended to decline.

During the first half of 2008, the Federal Open Market Committee responded to market difficulties by progressively lowering the federal funds target rate from 4.25% to 2.00%. The Federal Reserve also took other steps to increase liquidity and give financial institutions access to low-cost funding. In April, the Federal Reserve even helped arrange for ailing Bear Stearns to be acquired by J.P. Morgan Chase.

Since no one can predict what the markets will do next, it's difficult to say when the situation will improve. But many find it encouraging that decisive steps have already been taken to stabilize the bond markets and that the Federal Reserve has continued to monitor inflation developments carefully.

Our portfolio managers rely on time-tested investment principles to weather difficult markets. They continue to seek performance in line with the investment objectives and strategies of the respective Funds they manage. Rather than being overly concerned about current conditions, they focus on the long-range potential that their investment process offers across full market cycles.

The reports that follow provide greater insight into the specific decisions and securities that affected your investments in MainStay ICAP Funds during the first six months of 2008. As you review these short-term results, we hope you will maintain a long-range view of the markets and the potential your investments provide.

Even the best investments may fluctuate over time. While past performance is no guarantee of future results, if you maintain a long-term perspective, you may be in a better position to assess the most appropriate ways to effectively pursue your long-term goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP INTERNATIONAL FUND




                 Semiannual Report

                 Unaudited

                 June 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------





MAINSTAY ICAP EQUITY FUND                   5
---------------------------------------------

MAINSTAY ICAP SELECT EQUITY FUND           18
---------------------------------------------

MAINSTAY ICAP INTERNATIONAL FUND           32
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              46
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        57
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       57
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       58

MAINSTAY ICAP EQUITY FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -18.46%   -19.98%    7.85%    3.83%
Excluding sales charges    -13.72    -15.32     9.08     4.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                             S&P 500(R)    S&P 500/CITIGROUP
                           INVESTOR CLASS       INDEX         VALUE INDEX
                           --------------    ----------    -----------------
6/30/98                          9450           10000            10000
                                10597           12276            11654
                                10133           13165            11059
                                11288           11213            11935
                                10046            9196             9776
                                 9433            9219             9596
                                11195           10981            11732
                                12355           11675            13043
                                14146           12683            14689
                                17203           15294            17886
6/30/08                         14567           13287            14265







CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -18.45%   -19.97%    7.86%    3.84%
Excluding sales charges    -13.70    -15.31     9.08     4.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    S&P 500(R)    S&P 500/CITIGROUP
                         CLASS A       INDEX         VALUE INDEX
                         -------    ----------    -----------------
6/30/98                   23625        25000            25000
                          26492        30689            29135
                          25334        32914            27647
                          28219        28032            29837
                          25116        22990            24439
                          23583        23048            23990
                          27988        27452            29330
                          30887        29188            32608
                          35366        31707            36721
                          43008        38235            44714
6/30/08                   36425        33218            35661







CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -14.91%   -16.70%    8.26%    3.64%
Excluding sales charges    -14.06    -15.97     8.26     3.64




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         S&P 500(R)    S&P 500/CITIGROUP
              CLASS C       INDEX         VALUE INDEX
              -------    ----------    -----------------
6/30/98        10000        10000            10000
               11130        12276            11654
               10563        13165            11059
               11679        11213            11935
               10317         9196             9776
                9615         9219             9596
               11325        10981            11732
               12405        11675            13043
               14097        12683            14689
               17018        15294            17886
6/30/08        14301        13287            14265





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.56%   -15.00%    9.40%    4.71%




(PERFORMANCE GRAPH)

                                       S&P 500(R)    S&P 500/CITIGROUP
                            CLASS I       INDEX         VALUE INDEX
                            -------    ----------    -----------------
6/30/98                      10000        10000            10000
                             11242        12276            11654
                             10777        13165            11059
                             12035        11213            11935
                             10738         9196             9776
                             10108         9219             9596
                             12026        10981            11732
                             13305        11675            13043
                             15272        12683            14689
                             18634        15294            17886
6/30/08                      15840        13287            14265







CLASS R1 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.62%   -15.07%    9.30%    4.61%




(PERFORMANCE GRAPH)

                                 S&P(R) 500    S&P 500/CITIGROUP
                     CLASS R1       INDEX         VALUE INDEX
                     --------    ----------    -----------------
6/30/98                10000        10000            10000
                       11230        12276            11654
                       10756        13165            11059
                       11998        11213            11935
                       10695         9196             9776
                       10058         9219             9596
                       11954        10981            11732
                       13212        11675            13043
                       15150        12683            14689
                       18471        15294            17886
6/30/08                15687        13287            14265







CLASS R2 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.72%   -15.29%    9.02%    4.34%




(PERFORMANCE GRAPH)

                          S&P 500(R)    S&P 500/CITIGROUP
              CLASS R2       INDEX         VALUE INDEX
              --------    ----------    -----------------
6/30/98         10000        10000            10000
                11202        12276            11654
                10702        13165            11059
                11909        11213            11935
                10589         9196             9776
                 9933         9219             9596
                11776        10981            11732
                12983        11675            13043
                14850        12683            14689
                18059        15294            17886
6/30/08         15299        13287            14265





   the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective 8/31/06, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
1. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares from June 30, 1998, through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
2. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares from June 30, 1998, through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay ICAP Equity Fund

CLASS R3 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.83%   -15.50%    8.75%    4.08%




(PERFORMANCE GRAPH)

                                        S&P 500(R)    S&P 500/CITIGROUP
                            CLASS R3       INDEX         VALUE INDEX
                            --------    ----------    -----------------
6/30/98                       10000        10000            10000
                              11174        12276            11654
                              10648        13165            11059
                              11820        11213            11935
                              10483         9196             9776
                               9809         9219             9596
                              11600        10981            11732
                              12757        11675            13043
                              14556        12683            14689
                              17656        15294            17886
6/30/08                       14919        13287            14265







 BENCHMARK PERFORMANCE                      SIX       ONE      FIVE     TEN
                                          MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------------------------------
S&P 500(R) Index(3)                       -11.91%   -13.12%    7.58%    2.88%
S&P 500/Citigroup Value Index(4)          -16.04    -20.25     8.25     3.62
Average Lipper large-cap value fund(5)    -13.02    -17.04     7.77     3.76



3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP EQUITY FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    1/1/08(1)        6/30/08       PERIOD(2)         6/30/08        PERIOD(2)
INVESTOR CLASS SHARES(3)       $1,000.00        $903.90         $5.63          $1,018.95         $5.97
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $863.00         $5.42          $1,019.05         $5.87
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $859.40         $8.97          $1,015.22         $9.72
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $864.40         $3.71          $1,020.89         $4.02
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $863.80         $4.17          $1,020.39         $4.52
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $862.80         $5.33          $1,019.14         $5.77
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $861.70         $6.48          $1,017.90         $7.02
--------------------------------------------------------------------------------------------------------


1. Investor Class shares commenced operations on April 29, 2008.
2. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Investor Class, 1.17% for Class A, 1.94% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days (to reflect the one-half year period).
3. Expenses paid during the period reflect the full six-month period. For the period from inception through June 30, 2008 had the Fund provided a hypothetical 5% annualized return, using the actual expenses paid for the 62 days, the expenses paid during the period would have been $2.02 and the ending account value would have been $1,006.45



8    MainStay ICAP Equity Fund

 SECTOR COMPOSITION AS OF JUNE 30, 2008




Financials                              20.9%
Energy                                  15.5
Health Care                             11.7
Consumer Staples                        10.0
Information Technology                  10.0
Consumer Discretionary                   9.4
Industrials                              8.9%
Telecommunication Services               7.9
Materials                                4.0
Short-Term Investment                    1.6
  (collateral from securities lending
     is 1.6%)
Cash and Other Assets, Less
  Liabilities                            0.1
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Wyeth
    2.  AT&T, Inc.
    3.  E.I. du Pont de Nemours & Co.
    4.  JPMorgan Chase & Co.
    5.  ExxonMobil Corp.
    6.  General Electric Co.
    7.  Vodafone Group PLC, ADR
    8.  Hewlett-Packard Co.
    9.  PepsiCo, Inc.
   10.  Baker Hughes, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP) THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

Excluding all sales charges, MainStay ICAP Equity Fund returned -13.72% for Investor Class shares,(1) -13.70% for Class A shares and -14.06% for Class C shares for the six months ended June 30, 2008. Over the same period, Class I shares returned -13.56%, Class R1 shares returned -13.62%, Class R2 shares returned -13.72% and Class R3 shares returned -13.83%. All share classes underperformed the -13.02% return of the average Lipper(2) large-cap value fund and the -11.91% return of the S&P 500(R) Index(3) for the six months ended June 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE IN THE FIRST HALF OF 2008?

Favorable stock selection helped the Fund's financial holdings outperform the financials sector of the S&P 500(R) Index. Unfortunately, the Fund as a whole ended the reporting period on a down note in relation to the Index.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the strongest contributing sectors in the Fund included financials, health care and energy. The sectors that detracted the most from the Fund's relative performance included industrials and consumer discretionary. The Fund's absence from the utilities sector also detracted from the Fund's results in relation to the S&P 500(R) Index.


WHICH INDIVIDUAL STOCKS WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE IN THE FIRST HALF OF 2008 AND WHICH STOCKS DETRACTED?

On an absolute basis, the stocks that made the strongest positive contributions to performance during the reporting period included XTO Energy, Baker Hughes and Wyeth. XTO Energy and Baker Hughes benefited from the increased global demand for energy. Major detractors from performance included Merck & Co., General Electric and Viacom. We eliminated Merck & Co. from the Fund during the reporting period.

DID THE FUND MAKE ANY OTHER PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund added Goldman Sachs, as we believed the company's strong risk-management and relatively low exposure to subprime loans positioned the company to benefit more than its peers in the down-trodden financials sector. The Fund added Avon Products on our belief that the company's strong, profitable growth in international markets was likely to continue. Among the stocks the Fund sold during the reporting period were Norfolk Southern and Coca-Cola, both of which had reached our price targets.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Relative to the S&P 500(R) Index, the Fund's most significant increases in sector exposure during the reporting period included consumer discretionary, financials and telecommunication services. Over the same period, the most significant decreases in sector exposure included consumer staples, industrials and health care.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 40 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Investments in foreign companies, in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Due to its trading strategies, the Fund may experience a portfolio turnover rate of more than 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 4/29/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay ICAP Equity Fund

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the Fund's most significant overweight sector positions relative to the S&P 500(R) Index included financials, telecommunication services and consumer discretionary. The most significant underweight sector positions included information technology, utilities and industrials.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES            VALUE
COMMON STOCKS (98.3%)+
--------------------------------------------------------------

CONSUMER DISCRETIONARY (9.4%)
InterContinental Hotels
  Group PLC, ADR (a)                  396,489   $    5,285,198
News Corp. Class A                  1,462,250       21,992,240
Omnicom Group, Inc.                   462,450       20,754,756
Target Corp.                          422,446       19,639,515
Viacom, Inc. Class B (b)              896,341       27,374,254
                                                --------------
                                                    95,045,963

                                                --------------

CONSUMER STAPLES (10.0%)
Avon Products, Inc.                   386,900       13,936,138
CVS Caremark Corp.                    573,600       22,697,352
V  PepsiCo, Inc.                      535,538       34,054,861
Procter & Gamble Co. (The)            497,764       30,269,029
                                                --------------
                                                   100,957,380

                                                --------------

ENERGY (15.5%)
V  Baker Hughes, Inc.                 358,300       31,293,922
BP PLC, Sponsored ADR (a)             234,250       16,296,772
V  ExxonMobil Corp.                   410,712       36,196,049
Marathon Oil Corp.                    545,950       28,318,426
Occidental Petroleum Corp.            273,262       24,555,323
XTO Energy, Inc.                      297,672       20,393,509
                                                --------------
                                                   157,054,001

                                                --------------

FINANCIALS (20.9%)
ACE, Ltd.                             427,450       23,548,220
Allstate Corp. (The)                  494,650       22,551,094
Bank of New York Mellon
  Corp. (The)                         800,955       30,300,128
Capital One Financial Corp.
  (c)                                 427,545       16,250,985
Goldman Sachs Group, Inc.
  (The)                               110,900       19,396,410
Host Hotels & Resorts, Inc.         1,058,907       14,454,081
V  JPMorgan Chase & Co.             1,109,316       38,060,632
Morgan Stanley                        333,321       12,022,888
SunTrust Banks, Inc.                  425,850       15,424,287
Wells Fargo & Co.                     800,283       19,006,721
                                                --------------
                                                   211,015,446

                                                --------------

HEALTH CARE (11.7%)
Covidien, Ltd.                        310,050       14,848,295
Johnson & Johnson                     485,000       31,204,900
Schering-Plough Corp.               1,318,800       25,967,172
V  Wyeth                              956,100       45,854,556
                                                --------------
                                                   117,874,923

                                                --------------

INDUSTRIALS (8.9%)
V  General Electric Co.             1,322,814       35,305,906
Honeywell International,
  Inc.                                233,118       11,721,173
Masco Corp.                           989,877       15,570,765
Siemens A.G., Sponsored ADR
  (a)(c)                               73,650        8,111,075
Textron, Inc.                         409,716       19,637,688
                                                --------------
                                                    90,346,607

                                                --------------

INFORMATION TECHNOLOGY (10.0%)
Cisco Systems, Inc. (b)             1,190,529       27,691,705
V  Hewlett-Packard Co.                778,659       34,424,514
Texas Instruments, Inc.               788,068       22,191,995
Tyco Electronics, Ltd.                458,800       16,434,216
                                                --------------
                                                   100,742,430

                                                --------------

MATERIALS (4.0%)
V  E.I. du Pont de Nemours &
  Co.                                 930,971       39,929,346

                                                --------------

TELECOMMUNICATION SERVICES (7.9%)
V  AT&T, Inc.                       1,333,859       44,937,710
V  Vodafone Group PLC, ADR
  (a)                               1,182,850       34,846,761
                                                --------------
                                                    79,784,471
                                                --------------
Total Common Stocks
  (Cost $1,012,044,836)                            992,750,567
                                                --------------


SHORT-TERM INVESTMENT (1.6%)
--------------------------------------------------------------

INVESTMENT COMPANY (1.6%)
State Street Navigator
  Securities
  Lending Prime Portfolio
  (d)                              16,355,320       16,355,320
                                                --------------
Total Short-Term Investment
  (Cost $16,355,320)                                16,355,320
                                                --------------
Total Investments
  (Cost $1,028,400,156) (e)              99.9%   1,009,105,887
Cash and Other Assets, Less
  Liabilities                             0.1        1,000,621
                                        -----     ------------
Net Assets                              100.0%  $1,010,106,508
                                        =====     ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $15,776,144; cash collateral of
     $16,355,320 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $1,029,826,385
     for federal income tax purposes and net
     unrealized depreciation is as follows:



       Gross unrealized
          appreciation                $  86,653,718
       Gross unrealized
          depreciation                 (107,374,216)
                                      -------------
       Net unrealized depreciation    $ (20,720,498)
                                      =============






 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,028,400,156)
  including $15,776,144 market
  value of securities loaned        $1,009,105,887
Cash                                    13,040,365
Receivables:
  Fund shares sold                       3,105,639
  Dividends and interest                 2,611,177
  Investment securities sold             1,506,555
Other assets                                70,305
                                    --------------
     Total assets                    1,029,439,928
                                    --------------
LIABILITIES:
Securities lending collateral           16,355,320
Payables:
  Investment securities purchased        1,531,348
  Manager (See Note 3)                     607,120
  Fund shares redeemed                     589,590
  Transfer agent (See Note 3)              114,746
  Professional fees                         75,619
  NYLIFE Distributors (See Note 3)          16,792
  Custodian                                 10,562
  Shareholder communication                 10,048
  Directors                                  6,099
Accrued expenses                            11,106
Dividend payable                             5,070
                                    --------------
     Total liabilities                  19,333,420
                                    --------------
Net assets                          $1,010,106,508
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 175 million shares
  authorized                        $      283,948
Additional paid-in capital           1,033,887,152
                                    --------------
                                     1,034,171,100
Accumulated distributions in
  excess of net investment income          (31,167)
Accumulated net realized loss on
  investments                           (4,739,156)
Net unrealized depreciation on
  investments                          (19,294,269)
                                    --------------
Net assets                          $1,010,106,508
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   15,298,360
                                    ==============
Shares of capital stock
  outstanding                              430,302
                                    ==============
Net asset value per share
  outstanding                       $        35.55
Maximum sales charge (5.50% of
  offering price)                             2.07
                                    --------------
Maximum offering price per share
  outstanding                       $        37.62
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $   29,456,600
                                    ==============
Shares of capital stock
  outstanding                              828,940
                                    ==============
Net asset value per share
  outstanding                       $        35.54
Maximum sales charge (5.50% of
  offering price)                             2.07
                                    --------------
Maximum offering price per share
  outstanding                       $        37.61
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $    7,383,985
                                    ==============
Shares of capital stock
  outstanding                              208,297
                                    ==============
Net asset value and offering price
  per share outstanding             $        35.45
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  955,628,872
                                    ==============
Shares of capital stock
  outstanding                           26,861,555
                                    ==============
Net asset value and offering price
  per share outstanding             $        35.58
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $    1,260,864
                                    ==============
Shares of capital stock
  outstanding                               35,429
                                    ==============
Net asset value and offering price
  per share outstanding             $        35.59
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    1,002,479
                                    ==============
Shares of capital stock
  outstanding                               28,201
                                    ==============
Net asset value and offering price
  per share outstanding             $        35.55
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $       75,348
                                    ==============
Shares of capital stock
  outstanding                                2,120
                                    ==============
Net asset value and offering price
  per share outstanding             $        35.54
                                    ==============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  14,156,668
  Interest                                 193,700
  Income from securities
     loaned--net                           116,779
                                     -------------
     Total income                       14,467,147
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,313,746
  Transfer agent--Investor Class
     (See Note 3)                           13,376
  Transfer agent--Class A (See
     Note 3)                                61,971
  Transfer agent--Class C (See
     Note 3)                                16,349
  Transfer agent--Classes I, R1,
     R2 and R3
     (See Note 3)                          409,981
  Distribution/Service--Investor
     Class
     (See Note 3)                            6,739
  Distribution/Service--Class A
     (See Note 3)                           52,588
  Service--Class C (See Note 3)              9,860
  Distribution/Service--Class R2
     (See Note 3)                            1,379
  Distribution/Service--Class R3
     (See Note 3)                              174
  Shareholder communication                 55,073
  Professional fees                         53,729
  Registration                              41,989
  Distribution--Class C (See Note
     3)                                     29,580
  Directors                                 19,680
  Custodian                                 18,662
  Shareholder service--Class R1
     (See Note 3)                              670
  Shareholder service--Class R2
     (See Note 3)                              551
  Shareholder service--Class R3
     (See Note 3)                               35
  Miscellaneous                             31,759
                                     -------------
     Total expenses before
       reimbursement                     5,137,891
  Expense reimbursement from
     Manager
     (See Note 3)                         (687,093)
                                     -------------
     Net expenses                        4,450,798
                                     -------------
Net investment income                   10,016,349
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (7,969,784)
Net change in unrealized
  appreciation on investments         (155,462,919)
                                     -------------
Net realized and unrealized loss
  on investments                      (163,432,703)
                                     -------------
Net decrease in net assets
  resulting from operations          $(153,416,354)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $201,261.



14    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   10,016,349   $   17,676,358
 Net realized gain (loss)
  on investments                 (7,969,784)     130,647,010
 Net change in unrealized
  appreciation on
  investments                  (155,462,919)     (84,035,614)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (153,416,354)      64,287,754
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                  (72,591)              --
    Class A                        (307,406)        (403,116)
    Class C                         (33,806)         (33,547)
    Class I                      (9,964,387)     (16,899,113)
    Class R1                        (12,327)          (4,949)
    Class R2                         (8,615)         (15,466)
    Class R3                           (507)            (457)
                             -------------------------------
                                (10,399,639)     (17,356,648)
                             -------------------------------
 From net realized gain on investments:
    Class A                              --       (6,015,521)
    Class C                              --         (982,158)
    Class I                              --     (121,956,541)
    Class R1                             --         (126,102)
    Class R2                             --         (133,306)
    Class R3                             --           (7,421)
                             -------------------------------
                                         --     (129,221,049)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (10,399,639)    (146,577,697)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        230,354,167      299,864,126
 Net asset value of shares
  issued in connection with
  acquisition of MainStay
  All Cap Value Fund                     --      167,086,789
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,287,120      145,348,406
 Cost of shares redeemed       (170,204,043)    (419,015,369)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions          70,437,244      193,283,952
                             -------------------------------
    Net increase (decrease)
     in net assets              (93,378,749)     110,994,009
NET ASSETS:
Beginning of period           1,103,485,257      992,491,248
                             -------------------------------
End of period                $1,010,106,508   $1,103,485,257
                             ===============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period            $      (31,167)  $      352,123
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         INVESTOR CLASS                      CLASS A
                         --------------    ------------------------------------------
                            APRIL 29,                                    SEPTEMBER 1,
                             2008(A)       SIX MONTHS        YEAR           2006(A)
                             THROUGH          ENDED          ENDED          THROUGH
                            JUNE 30,        JUNE 30,     DECEMBER 31,    DECEMBER 31,

                         ------------------------------------------------------------
                              2008*           2008*          2007            2006
Net asset value at
  beginning of period        $ 39.51         $ 41.53        $ 45.01         $ 44.82
                             -------         -------        -------         -------
Net investment income           0.13            0.29           0.66          0.20(b)
Net realized and
  unrealized gain
  (loss) on investments        (3.92)          (5.97)          1.88            4.02
                             -------         -------        -------         -------
Total from investment
  operations                   (3.79)          (5.68)          2.54            4.22
                             -------         -------        -------         -------
Less dividends and
  distributions:
  From net investment
     income                    (0.17)          (0.31)         (0.61)          (0.30)
  From net realized
     gain on
     investments                  --              --          (5.41)          (3.73)
                             -------         -------        -------         -------
Total dividends and
  distributions                (0.17)          (0.31)         (6.02)          (4.03)
                             -------         -------        -------         -------
Net asset value at end
  of period                  $ 35.55         $ 35.54        $ 41.53         $ 45.01
                             =======         =======        =======         =======
Total investment return
  (c)(e)                       (9.61%)(d)     (13.70%)(d)      5.78%           9.55% (d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.02% +         1.44% +        1.22%           1.28%+
  Net expenses                  1.19% +         1.17% +        1.18%           1.30%+
  Expenses (before
     waiver/reimburse-
     ment)                      1.59% +         1.38% +        1.36%           1.39%+
Portfolio turnover rate           44%             44%            71%             80%
Net assets at end of
  period (in 000's)          $15,298         $29,457        $51,349         $ 6,798




                                             CLASS R1                                      CLASS R2
                            ------------------------------------------    ------------------------------------------
                                                          SEPTEMBER 1,                                  SEPTEMBER 1,
                            SIX MONTHS        YEAR           2006(A)      SIX MONTHS        YEAR           2006(A)
                               ENDED          ENDED          THROUGH         ENDED          ENDED          THROUGH
                             JUNE 30,     DECEMBER 31,    DECEMBER 31,     JUNE 30,     DECEMBER 31,    DECEMBER 31,

                            ----------------------------------------------------------------------------------------
                               2008*          2007            2006           2008*          2007            2006
Net asset value at
  beginning of period         $ 41.59        $45.00          $ 44.82        $ 41.54        $45.02          $44.82
                              -------        ------          -------        -------        ------          ------
Net investment income            0.35          0.77           0.22(b)          0.29          0.63            0.12(b)
Net realized and
  unrealized gain (loss)
  on investments                (6.00)         1.94             4.03          (5.98)         1.92            4.13
                              -------        ------          -------        -------        ------          ------
Total from investment
  operations                    (5.65)         2.71             4.25          (5.69)         2.55            4.25
                              -------        ------          -------        -------        ------          ------
Less dividends and
  distributions:
  From net investment
     income                     (0.35)        (0.71)           (0.34)         (0.30)        (0.62)          (0.32)
  From net realized gain
     on investments                --         (5.41)           (3.73)            --         (5.41)          (3.73)
                              -------        ------          -------        -------        ------          ------
Total dividends and
  distributions                 (0.35)        (6.12)           (4.07)         (0.30)        (6.03)          (4.05)
                              -------        ------          -------        -------        ------          ------
Net asset value at end of
  period                      $ 35.59        $41.59          $ 45.00        $ 35.55        $41.54          $45.02
                              =======        ======          =======        =======        ======          ======
Total investment return
  (c)(e)                       (13.62%)(d)     6.10%            9.67% (d)    (13.72%)(d)     5.82%           9.58% (d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.77% +       1.72%            1.38%+         1.52% +       1.29%           0.77%+
  Net expenses                   0.90% +       0.90%            0.90%+         1.15% +       1.15%           1.15%+
  Expenses (before
     waiver/reimbursement)       1.02% +       1.02%            0.99%+         1.27% +       1.27%           1.24%+
Portfolio turnover rate            44%           71%              80%            44%           71%             80%
Net assets at end of
  period (in 000's)           $ 1,261        $1,097          $    40        $ 1,002        $1,156          $1,161



*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        CLASS C                                                       CLASS I
      ------------------------------------------    --------------------------------------------------------------------------
                                    SEPTEMBER 1,
      SIX MONTHS        YEAR           2006(A)      SIX MONTHS
         ENDED          ENDED          THROUGH         ENDED
       JUNE 30,     DECEMBER 31,    DECEMBER 31,     JUNE 30,                        YEAR ENDED DECEMBER 31,

      ------------------------------------------------------------------------------------------------------------------------
         2008*          2007            2006           2008*         2007         2006        2005        2004         2003
        $ 41.43        $44.96          $44.82        $  41.57     $    45.03    $  41.17    $  44.01    $  40.89    $    32.07
        -------        ------          ------        --------     ----------    --------    --------    --------    ----------
           0.14          0.34            0.08 (b)        0.36           0.77      0.63(b)       0.65        0.72          0.37
          (5.96)         1.85            4.03           (5.98)          1.94        7.59        4.17        3.88          8.82
        -------        ------          ------        --------     ----------    --------    --------    --------    ----------
          (5.82)         2.19            4.11           (5.62)          2.71        8.22        4.82        4.60          9.19
        -------        ------          ------        --------     ----------    --------    --------    --------    ----------

          (0.16)        (0.31)          (0.24)          (0.37)         (0.76)      (0.63)      (0.64)      (0.72)        (0.37)
             --         (5.41)          (3.73)             --          (5.41)      (3.73)      (7.02)      (0.76)           --
        -------        ------          ------        --------     ----------    --------    --------    --------    ----------
          (0.16)        (5.72)          (3.97)          (0.37)         (6.17)      (4.36)      (7.66)      (1.48)        (0.37)
        -------        ------          ------        --------     ----------    --------    --------    --------    ----------
        $ 35.45        $41.43          $44.96        $  35.58     $    41.57    $  45.03    $  41.17    $  44.01    $    40.89
        =======        ======          ======        ========     ==========    ========    ========    ========    ==========
         (14.06%)(d)     4.99%           9.30% (d)     (13.56%)(d)      6.20%      20.17%      10.91%      11.33%        28.83%

           0.74% +       0.49%           0.54%+          1.88% +        1.63%       1.42%       1.37%       1.63%         1.03%
           1.94% +       1.93%           2.05%+          0.80% +        0.80%       0.80%       0.80%       0.80%         0.80%
           2.26% +       2.11%           2.14%+          0.92% +        0.92%       0.88%       0.88%       0.87%         0.87%
             44%           71%             80%             44%            71%         80%         86%         74%           97%
        $ 7,384        $8,606          $1,922        $955,629     $1,041,210    $982,543    $800,011    $943,964    $1,079,900




                 Class R3
------------------------------------------
                                 September
                                    1,
                      Year        2006(a)
      Six months      ended       through
         ended      December     December
       June 30,        31,          31,

      ------------------------------------
         2008*        2007         2006
        $ 41.52      $45.00       $ 44.82
        -------      ------       -------
           0.25        0.57        0.13(b)
          (5.97)       1.86          4.06
        -------      ------       -------
          (5.72)       2.43          4.19
        -------      ------       -------

          (0.26)      (0.50)        (0.28)
             --       (5.41)        (3.73)
        -------      ------       -------
          (0.26)      (5.91)        (4.01)
        -------      ------       -------
        $ 35.54      $41.52       $ 45.00
        =======      ======       =======
         (13.83%)(d)   5.55%         9.49% (d)

           1.28% +     0.98%         0.86%+
           1.40% +     1.40%         1.40%+
           1.52% +     1.52%         1.49%+
             44%         71%           80%
        $    75      $   67       $    27





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

MAINSTAY ICAP SELECT EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON*




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -17.87%   -20.13%   10.06%    6.69%
Excluding sales charges    -13.09    -15.48    11.32     7.29




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                             S&P 500(R)    S&P 500/CITIGROUP
                           INVESTOR CLASS       INDEX         VALUE INDEX
                           --------------    ----------    -----------------
6/30/98                          9450           10000            10000
                                11409           12276            11654
                                12061           13165            11059
                                13330           11213            11935
                                11362            9196             9776
                                11175            9219             9596
                                14275           10981            11732
                                16166           11675            13043
                                18199           12683            14689
                                22601           15294            17886
6/30/08                         19102           13287            14265






CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -17.86%   -20.12%   10.07%    6.69%
Excluding sales charges    -13.08    -15.47    11.32     7.29




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    S&P 500(R)    S&P 500/CITIGROUP
                         CLASS A       INDEX         VALUE INDEX
                         -------    ----------    -----------------
6/30/98                   23625        25000            25000
                          28522        30689            29135
                          30154        32914            27647
                          33325        28032            29837
                          28405        22990            24439
                          27938        23048            23990
                          35688        27452            29330
                          40415        29188            32608
                          45498        31707            36721
                          56501        38235            44714
6/30/08                   47760        33218            35661






CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -14.27%   -16.83%   10.49%    6.49%
Excluding sales charges    -13.41    -16.09    10.49     6.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         S&P 500(R)    S&P 500/CITIGROUP
              CLASS C       INDEX         VALUE INDEX
              -------    ----------    -----------------
6/30/98        10000        10000            10000
               11983        12276            11654
               12573        13165            11059
               13792        11213            11935
               11668         9196             9776
               11390         9219             9596
               14441        10981            11732
               16231        11675            13043
               18136        12683            14689
               22357        15294            17886
6/30/08        18759        13287            14265





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay ICAP Select Equity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -12.92%   -15.16%   11.63%    7.58%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       S&P 500(R)    S&P 500/CITIGROUP
                            CLASS I       INDEX         VALUE INDEX
                            -------    ----------    -----------------
6/30/98                      10000        10000            10000
                             12103        12276            11654
                             12828        13165            11059
                             14212        11213            11935
                             12144         9196             9776
                             11974         9219             9596
                             15334        10981            11732
                             17409        11675            13043
                             19648        12683            14689
                             24463        15294            17886
6/30/08                      20755        13287            14265






CLASS R1 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -12.99%   -15.26%   11.52%    7.47%




(PERFORMANCE GRAPH)

                                 S&P 500(R)    S&P 500/CITIGROUP
                     CLASS R1       INDEX         VALUE INDEX
                     --------    ----------    -----------------
6/30/98                10000        10000            10000
                       12091        12276            11654
                       12802        13165            11059
                       14169        11213            11935
                       12096         9196             9776
                       11915         9219             9596
                       15243        10981            11732
                       17288        11675            13043
                       19491        12683            14689
                       24255        15294            17886
6/30/08                20553        13287            14265






CLASS R2 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.08%   -15.47%   11.24%    7.20%




(PERFORMANCE GRAPH)

                          S&P 500(R)    S&P 500/CITIGROUP
              CLASS R2       INDEX         VALUE INDEX
              --------    ----------    -----------------
6/30/98         10000        10000            10000
                12061        12276            11654
                12738        13165            11059
                14063        11213            11935
                11975         9196             9776
                11767         9219             9596
                15016        10981            11732
                16988        11675            13043
                19105        12683            14689
                23708        15294            17886
6/30/08         20041        13287            14265





12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective 8/31/06, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
1. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares from June 30, 1998, through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
2. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, includes the historical performance of Class I shares from June 30, 1998, through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

CLASS R3 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -13.17%   -15.66%   10.97%    6.94%




(PERFORMANCE GRAPH)

                                        S&P 500(R)    S&P 500/CITIGROUP
                            CLASS R3       INDEX         VALUE INDEX
                            --------    ----------    -----------------
6/30/98                       10000        10000            10000
                              12031        12276            11654
                              12674        13165            11059
                              13958        11213            11935
                              11856         9196             9776
                              11620         9219             9596
                              14792        10981            11732
                              16693        11675            13043
                              18726        12683            14689
                              23183        15294            17886
6/30/08                       19553        13287            14265






 BENCHMARK PERFORMANCE                      SIX       ONE      FIVE     TEN
                                          MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------------------------------
S&P 500(R) Index(3)                       -11.91%   -13.12%    7.58%    2.88%
S&P 500/Citigroup Value Index(4)          -16.04    -20.25     8.25     3.62
Average Lipper large-cap value fund(5)    -13.02    -17.04     7.77     3.76



3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



20    MainStay ICAP Select Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP SELECT EQUITY FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    1/1/08(1)        6/30/08       PERIOD(2)         6/30/08        PERIOD(2)
INVESTOR CLASS SHARES(3)       $1,000.00        $910.90         $5.56          $1,019.05         $5.87
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $869.20         $5.25          $1,019.24         $5.67
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $865.90         $8.91          $1,015.32         $9.62
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $870.80         $3.72          $1,020.89         $4.02
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $870.10         $4.18          $1,020.39         $4.52
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $869.20         $5.34          $1,019.14         $5.77
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $868.30         $6.50          $1,017.90         $7.02
--------------------------------------------------------------------------------------------------------


1. Investor Class shares commenced operations on April 29, 2008.
2. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Investor Class, 1.13% for Class A, 1.92% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days (to reflect the one-half year period).
3. Expenses paid during the period reflect the full six-month period. For the period from inception through June 30, 2008 had the Fund provided a hypothetical 5% annualized return, using the actual expenses paid for the 62 days, the expenses paid during the period would have been $1.99 and the ending account value would have been $1,006.49.


                                                   mainstayinvestments.com    21

 SECTOR COMPOSITION AS OF JUNE 30, 2008




Financials                              15.2%
Energy                                  13.6
Health Care                             13.0
Information Technology                  13.0
Consumer Discretionary                  10.3
Consumer Staples                         9.7
Industrials                              9.1
Telecommunication Services               8.8
Materials                                5.1
Short-Term Investment                    4.3
  (collateral from securities lending
     is 4.3%)
Liabilities in Excess of Cash and
  Other Assets                          -2.1
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 25 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Wyeth
    2.  E.I. du Pont de Nemours & Co.
    3.  General Electric Co.
    4.  AT&T, Inc.
    5.  Johnson & Johnson
    6.  Vodafone Group PLC, ADR
    7.  Baker Hughes, Inc.
    8.  Texas Instruments, Inc.
    9.  Cisco Systems, Inc.
   10.  JPMorgan Chase & Co.







22    MainStay ICAP Select Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP SELECT EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned -13.09% for Investor Class shares,(1) -13.08% for Class A shares and -13.41% for Class C shares for the six months ended June 30, 2008. Over the same period, Class I shares returned -12.92%, Class R1 shares returned -12.99%, Class R2 shares returned -13.08% and Class R3 shares returned -13.17%. Class I and Class R1 shares outperformed--and all other share classes underperformed--the -13.02% return of the average Lipper(2) large-cap value fund during the first half of 2008. All share classes underperformed the -11.91% return of the S&P 500(R) Index,(3) the Fund's broad-based securities-market index, for the six months ended June 30, 2008. See page 18 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

Favorable stock selection helped the Fund's financial holdings outperform the financials sector of the S&P 500(R) Index. Unfortunately, the Fund as a whole ended the reporting period on a down note in relation to the Index.

WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE FIRST HALF OF 2008 AND WHICH SECTORS DETRACTED THE MOST?

The sectors that made the strongest contributions to the Fund's performance relative to the S&P 500(R) Index were financials, energy and materials. The sectors that detracted the most from the Fund's relative performance were consumer discretionary, industrials and information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the strongest individual positive contributors to the Fund's performance during the reporting period included XTO Energy, Baker Hughes and Wyeth. XTO Energy and Baker Hughes benefited from increased global demand for energy during the reporting period.

Major detractors from the Fund's performance included Merck & Co., General Electric and Motorola. We eliminated Merck & Co. and Motorola from the Fund during the reporting period.

DID THE FUND MAKE ANY OTHER SIGNIFICANT PURCHASES OR SALES DURING THE FIRST HALF OF 2008?

We added PepsiCo to the Fund, as we anticipated growth in the company's attractive international consumer franchise. We initiated a position in Goldman Sachs, as we believed the company's strong risk-management and relatively low exposure to subprime mortgages positioned the company to benefit more than its peers in the down-trodden financials sector. Norfolk Southern and Coca-Cola were both eliminated from the Fund during the reporting period after the stocks reached our price targets.

WERE THERE ANY SIGNIFICANT SECTOR-WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the first six months of 2008, the sectors in which the Fund most significantly increased its weightings relative to the S&P 500(R) Index included consumer discretionary, financials and materials. Over the same period, the sectors in which the Fund most significantly decreased its relative sector weightings included industrials, health care and consumer staples.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Investments in foreign companies, in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Due to its trading strategies, Fund's portfolio turnover rate may be between 150% and 300%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 4/29/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 20 for more information on Lipper Inc.
3. See footnote on page 20 for more information on the S&P 500(R) Index.

                                                   mainstayinvestments.com    23

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2008, the sectors in which the Fund was most significantly overweight relative to the S&P 500(R) Index included telecommunication services, consumer discretionary and health care. On the same date, the sectors in which the Fund was most significantly underweight relative to the Index included utilities, information technology and energy.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


24    MainStay ICAP Select Equity Fund

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                       SHARES            VALUE
COMMON STOCKS (97.8%)+
--------------------------------------------------------------

CONSUMER DISCRETIONARY (10.3%)
InterContinental Hotels
  Group PLC, ADR (a)                2,064,912   $   27,525,277
News Corp. Class A                  4,228,950       63,603,408
Target Corp.                        1,308,550       60,834,489
Viacom, Inc. Class B (b)            1,866,250       56,995,275
                                                --------------
                                                   208,958,449

                                                --------------

CONSUMER STAPLES (9.7%)
CVS Caremark Corp.                  1,434,900       56,778,993
PepsiCo, Inc.                       1,034,600       65,790,214
Procter & Gamble Co. (The)          1,192,350       72,506,803
                                                --------------
                                                   195,076,010

                                                --------------

ENERGY (13.6%)
V  Baker Hughes, Inc.                 961,900       84,012,346
BP PLC, Sponsored ADR (a)             770,800       53,624,556
Marathon Oil Corp.                  1,396,000       72,410,520
Occidental Petroleum Corp.            722,482       64,922,233
                                                --------------
                                                   274,969,655

                                                --------------

FINANCIALS (15.2%)
ACE, Ltd.                             988,100       54,434,429
Capital One Financial Corp.
  (c)                               1,095,750       41,649,457
Goldman Sachs Group, Inc.
  (The)                               332,650       58,180,485
V  JPMorgan Chase & Co.             2,198,000       75,413,380
SunTrust Banks, Inc. (c)              916,700       33,202,874
Wells Fargo & Co. (c)               1,884,900       44,766,375
                                                --------------
                                                   307,647,000

                                                --------------

HEALTH CARE (13.0%)
V  Johnson & Johnson                1,349,100       86,801,094
Schering-Plough Corp.               3,403,300       67,010,977
V  Wyeth                            2,293,800      110,010,648
                                                --------------
                                                   263,822,719

                                                --------------

INDUSTRIALS (9.1%)
V  General Electric Co.             3,641,901       97,202,338
Masco Corp. (c)                     2,048,050       32,215,827
Textron, Inc.                       1,154,400       55,330,392
                                                --------------
                                                   184,748,557

                                                --------------

INFORMATION TECHNOLOGY (13.0%)
V  Cisco Systems, Inc. (b)          3,316,550       77,142,953
Hewlett-Packard Co.                 1,637,100       72,376,191
V  Texas Instruments, Inc.          2,745,850       77,323,136
Tyco Electronics, Ltd.                987,550       35,374,041
                                                --------------
                                                   262,216,321
                                                --------------

MATERIALS (5.1%)
V  E.I. du Pont de Nemours &
  Co.                               2,406,600      103,219,074
                                                --------------

TELECOMMUNICATION SERVICES (8.8%)
V  AT&T, Inc.                       2,736,000       92,175,840
V  Vodafone Group PLC, ADR
  (a)                               2,903,700       85,543,002
                                                --------------
                                                   177,718,842
                                                --------------
Total Common Stocks
  (Cost $2,166,896,945)                          1,978,376,627
                                                --------------


SHORT-TERM INVESTMENT (4.3%)
--------------------------------------------------------------

INVESTMENT COMPANY (4.3%)
State Street Navigator
  Securities
  Lending Prime Portfolio
  (d)                              87,528,205       87,528,205
                                                --------------
Total Short-Term Investment
  (Cost $87,528,205)                                87,528,205
                                                --------------
Total Investments
  (Cost $2,254,425,150) (e)             102.1%   2,065,904,832
Liabilities in Excess of
  Cash and Other Assets                  (2.1)     (43,220,864)
                                        -----     ------------
Net Assets                              100.0%  $2,022,683,968
                                        =====     ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $84,030,552; cash collateral of
     $87,528,205 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $2,255,404,834
     for federal income tax purposes and net
     unrealized depreciation is as follows:



       Gross unrealized
          appreciation                $  62,357,042
       Gross unrealized
          depreciation                 (251,857,044)
                                      -------------
       Net unrealized depreciation    $(189,500,002)
                                      =============





 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $2,254,425,150)
  including $84,030,552 market
  value of securities loaned        $2,065,904,832
Cash                                    36,017,443
Receivables:
  Investment securities sold            54,266,524
  Fund shares sold                       7,695,485
  Dividends and interest                 5,620,022
Other assets                               126,775
                                    --------------
     Total assets                    2,169,631,081
                                    --------------
LIABILITIES:
Securities lending collateral           87,528,205
Payables:
  Investment securities purchased       54,236,712
  Fund shares redeemed                   3,447,167
  Manager (See Note 3)                   1,221,124
  Transfer agent (See Note 3)              280,684
  NYLIFE Distributors (See Note 3)          98,444
  Professional fees                         81,645
  Shareholder communication                 23,651
  Custodian                                 18,387
  Directors                                 10,594
Accrued expenses                               500
                                    --------------
     Total liabilities                 146,947,113
                                    --------------
Net assets                          $2,022,683,968
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 250 million shares
  authorized                        $      604,025
Additional paid-in capital           2,294,104,223
                                    --------------
                                     2,294,708,248
Accumulated distributions in
  excess of net investment income          (20,857)
Accumulated net realized loss on
  investments                          (83,483,105)
Net unrealized depreciation on
  investments                         (188,520,318)
                                    --------------
Net assets                          $2,022,683,968
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $    9,927,140
                                    ==============
Shares of capital stock
  outstanding                              296,759
                                    ==============
Net asset value per share
  outstanding                       $        33.45
Maximum sales charge (5.50% of
  offering price)                             1.95
                                    --------------
Maximum offering price per share
  outstanding                       $        35.40
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  189,999,843
                                    ==============
Shares of capital stock
  outstanding                            5,681,354
                                    ==============
Net asset value per share
  outstanding                       $        33.44
Maximum sales charge (5.50% of
  offering price)                             1.95
                                    --------------
Maximum offering price per share
  outstanding                       $        35.39
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   59,616,738
                                    ==============
Shares of capital stock
  outstanding                            1,787,555
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.35
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,748,853,352
                                    ==============
Shares of capital stock
  outstanding                           52,209,852
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.50
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $    1,946,045
                                    ==============
Shares of capital stock
  outstanding                               58,087
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.50
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   11,130,674
                                    ==============
Shares of capital stock
  outstanding                              332,719
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.45
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    1,210,176
                                    ==============
Shares of capital stock
  outstanding                               36,199
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.43
                                    ==============






26    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  27,099,830
  Interest                                 349,943
  Income from securities
     loaned--net                           239,735
                                     -------------
     Total income                       27,689,508
                                     -------------
EXPENSES:
  Manager (See Note 3)                   8,261,586
  Transfer agent--Investor Class
     (See Note 3)                            3,382
  Transfer agent--Class A (See Note
     3)                                    139,000
  Transfer agent--Class C (See Note
     3)                                     54,140
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   710,744
  Distribution/Service--Investor
     Class (See Note 3)                      4,270
  Distribution/Service--Class A
     (See Note 3)                          225,985
  Service--Class C (See Note 3)             68,709
  Distribution/Service--Class R2
     (See Note 3)                           14,639
  Distribution/Service--Class R3
     (See Note 3)                            2,294
  Distribution--Class C (See Note
     3)                                    206,127
  Professional fees                         99,143
  Shareholder communication                 94,611
  Registration                              84,708
  Directors                                 36,385
  Custodian                                 23,254
  Shareholder service--Class R1
     (See Note 3)                              904
  Shareholder service--Class R2
     (See Note 3)                            5,855
  Shareholder service--Class R3
     (See Note 3)                              459
  Miscellaneous                             52,818
                                     -------------
     Total expenses before
       reimbursement                    10,089,013
  Expense reimbursement from
     Manager  (See Note 3)              (1,194,259)
                                     -------------
     Net expenses                        8,894,754
                                     -------------
Net investment income                   18,794,754
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (83,564,712)
Net change in unrealized
  appreciation on investments         (225,107,076)
                                     -------------
Net realized and unrealized loss on
  investments                         (308,671,788)
                                     -------------
Net decrease in net assets
  resulting from operations          $(289,877,034)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $332,406.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   18,794,754   $   26,218,215
 Net realized gain (loss)
  on investments                (83,564,712)     236,684,869
 Net change in unrealized
  appreciation on
  investments                  (225,107,076)    (159,264,954)
                             -------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (289,877,034)     103,638,130
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                  (40,740)              --
    Class A                      (1,563,823)      (1,075,832)
    Class C                        (251,994)        (116,607)
    Class I                     (17,161,762)     (24,766,929)
    Class R1                        (18,303)          (8,523)
    Class R2                        (91,603)         (84,150)
    Class R3                         (8,436)          (1,153)
                             -------------------------------
                                (19,136,661)     (26,053,194)
                             -------------------------------
 From net realized gain on investments:
    Class A                              --      (17,484,295)
    Class C                              --       (4,829,960)
    Class I                              --     (213,738,276)
    Class R1                             --         (160,018)
    Class R2                             --       (1,451,833)
    Class R3                             --          (36,925)
                             -------------------------------
                                         --     (237,701,307)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (19,136,661)    (263,754,501)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        568,738,498      907,508,544
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              17,432,362      244,284,432
 Cost of shares redeemed       (339,129,614)    (446,353,290)
                             -------------------------------
     Increase in net assets
       derived from capital
       share transactions       247,041,246      705,439,686
                             -------------------------------
     Net increase
       (decrease) in net
       assets                   (61,972,449)     545,323,315
NET ASSETS:
Beginning of period           2,084,656,417    1,539,333,102
                             -------------------------------
End of period                $2,022,683,968   $2,084,656,417
                             ===============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period            $      (20,857)  $      321,050
                             ===============================






28    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              INVESTOR CLASS                     CLASS A
                              --------------    ----------------------------------------
                                 APRIL 29,         SIX                      SEPTEMBER 1,
                                  2008(A)        MONTHS         YEAR           2006(A)
                                  THROUGH         ENDED         ENDED          THROUGH
                                 JUNE 30,       JUNE 31,    DECEMBER 31,    DECEMBER 31,

                              ----------------------------------------------------------
                                   2008*          2008*         2007            2006
Net asset value at
  beginning of period             $36.87        $  38.79      $  41.60         $ 39.46
                                  ------        --------      --------         -------
Net investment income               0.12 (b)        0.28 (b)      0.48 (b)        0.24 (b)
Net realized and
  unrealized gain (loss)
  on investments                   (3.40)          (5.34)         2.23            3.62
                                  ------        --------      --------         -------
Total from investment
  operations                       (3.28)          (5.06).        2.71            3.86
                                  ------        --------      --------         -------
Less dividends and
  distributions:
  From net investment
     income                        (0.14)          (0.29)        (0.51)          (0.29)
  From net realized gain
     on investments                   --              --         (5.01)          (1.43)
                                  ------        --------      --------         -------
Total dividends and
  distributions                    (0.14)          (0.29)        (5.52)          (1.72)
                                  ------        --------      --------         -------
Net asset value at end of
  period                          $33.45        $  33.44      $  38.79         $ 41.60
                                  ======        ========      ========         =======
Total investment return
  (c)(e)                           (8.91%)(d)     (13.08%)(d)     6.62%           9.84%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             1.89% +         1.55% +       1.09%           1.73%+
  Net expenses                      1.17% +         1.13% +       1.15%           1.20%+
  Expenses (before
     waiver/reimbursement)          1.29% +         1.25% +       1.26%           1.29%+
Portfolio turnover rate               52%             52%          123%            115%
Net assets at end of
  period (in 000's)               $9,927        $190,000      $161,070         $16,514




                                            CLASS R1                                    CLASS R2
                            ----------------------------------------    ----------------------------------------
                               SIX                      SEPTEMBER 1,       SIX                      SEPTEMBER 1,
                             MONTHS         YEAR           2006(A)       MONTHS         YEAR           2006(A)
                              ENDED         ENDED          THROUGH        ENDED         ENDED          THROUGH
                            JUNE 30,    DECEMBER 31,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    DECEMBER 31,

                            ------------------------------------------------------------------------------------
                              2008*         2007            2006          2008*         2007            2006
Net asset value at
  beginning of period        $ 38.85       $41.62          $39.46        $ 38.80       $ 41.60         $39.46
                             -------       ------          ------        -------       -------         ------
Net investment income (b)       0.32         0.59            0.26           0.28          0.53           0.17
Net realized and
  unrealized gain (loss)
  on investments               (5.35)        2.24            3.63          (5.35)         2.18           3.68
                             -------       ------          ------        -------       -------         ------
Total from investment
  operations                   (5.03)        2.83            3.89          (5.07)         2.71           3.85
                             -------       ------          ------        -------       -------         ------
Less dividends and
  distributions:
  From net investment
     income                    (0.32)       (0.59)          (0.30)         (0.28)        (0.50)         (0.28)
  From net realized gain
     on investments               --        (5.01)          (1.43)            --         (5.01)         (1.43)
                             -------       ------          ------        -------       -------         ------
Total dividends and
  distributions                (0.32)       (5.60)          (1.73)         (0.28)        (5.51)         (1.71)
                             -------       ------          ------        -------       -------         ------
Net asset value at end of
  period                     $ 33.50       $38.85          $41.62        $ 33.45       $ 33.80         $41.60
                             =======       ======          ======        =======       =======         ======
Total investment return
  (c)(e)                      (12.99%)(d)    6.87%           9.94%(d)     (13.08%)(d)     6.56%          9.85%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.77% +      1.33%           1.89% +        1.53% +       1.18%          1.25%+
  Net expenses                  0.90% +      0.90%           0.90% +        1.15% +       1.15%          1.15%+
  Expenses (before
     waiver/reimbursement)      1.02% +      1.01%           0.99% +        1.27% +       1.26%          1.24%+
Portfolio turnover rate           52%         123%            115%            52%          123%           115%
Net assets at end of
  period (in 000's)          $ 1,946       $1,440          $   63        $11,131       $12,712         $   27



*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





30    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS C                                                     CLASS I
      ----------------------------------------    -------------------------------------------------------------------------
         SIX                      SEPTEMBER 1,
       MONTHS         YEAR           2006(A)      SIX MONTHS
        ENDED         ENDED          THROUGH         ENDED
      JUNE 30,    DECEMBER 31,    DECEMBER 31,     JUNE 30,                       YEAR ENDED DECEMBER 31,

      ---------------------------------------------------------------------------------------------------------------------
        2008*         2007            2006           2008*         2007          2006         2005        2004        2003
       $ 38.68         41.56          39.46       $    38.84    $    41.62    $    36.17    $  34.35    $  29.79    $ 21.37
       -------       -------         ------       ----------    ----------    ----------    --------    --------    -------
          0.14 (b)      0.14 (b)       0.13 (b)         0.34 (b)      0.64 (b)      0.57 (b)    0.45        0.56       0.21
         (5.32)         2.24           3.63            (5.34)         2.21          6.83        2.70        4.76       8.42
       -------       -------         ------       ----------    ----------    ----------    --------    --------    -------
         (5.18)         2.38           3.76            (5.00)         2.85          7.40        3.15        5.32       8.63
       -------       -------         ------       ----------    ----------    ----------    --------    --------    -------

         (0.15)        (0.25)         (0.23)           (0.34)        (0.62)        (0.52)      (0.45)      (0.56)     (0.21)
            --         (5.01)         (1.43)              --         (5.01)        (1.43)      (0.88)      (0.20)        --
       -------       -------         ------       ----------    ----------    ----------    --------    --------    -------
         (0.15)        (5.26)         (1.66)           (0.34)        (5.63)        (1.95)      (1.33)      (0.76)     (0.21)
       -------       -------         ------       ----------    ----------    ----------    --------    --------    -------
       $ 33.35         38.68          41.56       $    33.50    $    38.84    $    41.62    $  36.17    $  34.35    $ 29.79
       =======       =======         ======       ==========    ==========    ==========    ========    ========    =======
        (13.41%)(d)     5.83%          9.59% (d)      (12.92%)(d)     6.95%        20.60%       9.22%      17.98%     40.68%

          0.75% +       0.33%          0.91%+           1.88% +       1.44%         1.45%       1.38%       2.18%      0.88%
          1.92% +       1.90%          1.95%+           0.80% +       0.80%         0.80%       0.80%       0.80%      0.80%
          2.04% +       2.01%          2.04%+           0.92% +       0.91%         0.88%       0.93%       1.01%      1.22%
            52%          123%           115%              52%          123%          115%        170%        198%       317%
       $59,617       $45,789         $3,293       $1,748,853    $1,863,460    $1,519,408    $676,703    $285,529    $81,021




                   Class R3
----------------------------------------------
                                  September 1,
      Six months       Year          2006(a)
         ended         ended         through
       June 30,    December 31,   December 31,

      ----------------------------------------
         2008*         2007           2006
        $ 38.76       $41.58         $39.46
        -------       ------         ------
           0.21         0.31           0.14
          (5.30)        2.29           3.67
        -------       ------         ------
          (5.09)        2.60           3.81
        -------       ------         ------

          (0.24)       (0.41)         (0.26)
             --        (5.01)         (1.43)
        -------       ------         ------
          (0.24)       (5.42)         (1.69)
        -------       ------         ------
        $ 33.43       $38.76         $41.58
        =======       ======         ======
         (13.17%)(d)    6.30%          9.77% (d)

           1.19%+       0.70%          1.00% +
           1.40%+       1.40%          1.40% +
           1.52%+       1.51%          1.49% +
             52%         123%           115%
        $ 1,210       $  185         $   27




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

MAINSTAY ICAP INTERNATIONAL FUND

INVESTMENT AND PERFORMANCE COMPARISON*




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -15.11%   -15.91%   17.22%    7.32%
Excluding sales charges    -10.17    -11.02    18.55     7.93




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                              MSCI EAFE(R)    MSCI EUROPE
                            INVESTOR CLASS        INDEX          INDEX
                            --------------    ------------    -----------
6/30/98                           9450            10000          10000
                                  9310            10762           9916
                                 10709            12608          11413
                                  9485             9632           8932
                                  9239             8718           8243
                                  8654             8154           7813
                                 11361            10794          10068
                                 13735            12268          11767
                                 18021            15525          14679
                                 22776            19718          19441
6/30/08                          20266            17625          17236






CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -15.09%   -15.90%   17.22%    7.32%
Excluding sales charges    -10.15    -11.00    18.56     7.93




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MSCI EAFE(R)    MSCI EUROPE
                         CLASS A        INDEX          INDEX
                         -------    ------------    -----------
6/30/98                   23625         25000          25000
                          23276         26904          24789
                          26773         31520          28532
                          23712         24080          22329
                          23097         21794          20608
                          21636         20386          19532
                          28403         26985          25170
                          34337         30669          29417
                          45052         38814          36698
                          56941         49295          48604
6/30/08                   50677         44064          43091






CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -11.39%   -12.48%   17.65%    7.12%
Excluding sales charges    -10.51    -11.70    17.65     7.12




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay ICAP International Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -10.00%   -10.68%   18.87%    8.21%




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -10.05%   -10.77%   18.75%    8.10%




                                                             (PERFORMANCE GRAPH)



CLASS R2 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -10.17%   -11.00%   18.46%    7.83%




                                                             (PERFORMANCE GRAPH)


 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Effective 8/31/06, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares.
   1. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares from June 30, 1998, through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
   2. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares from June 30, 1998, through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    33

CLASS R3 SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -10.26%   -11.23%   18.15%    7.56%




                                                             (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                    SIX       ONE      FIVE     TEN
                                                        MONTHS     YEAR     YEARS    YEARS
------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(3)                                   -10.96%   -10.61%   16.67%    5.83%
MSCI Europe Index(4)                                    -12.41    -11.34    17.15     5.60
Average Lipper international large-cap value fund(5)    -11.11    -11.73    16.16     7.22



3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities--market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe Index--the MSCI Europe Index--is an unmanaged index that is considered to be representative of the European stock market for large- to mid-capitalization stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper international large-cap value fund is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



34    MainStay ICAP International Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP INTERNATIONAL FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    1/1/08(1)        6/30/08       PERIOD(2)         6/30/08        PERIOD(2)
INVESTOR CLASS SHARES(3)       $1,000.00        $932.20         $5.96          $1,018.70         $6.22
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $898.50         $5.29          $1,019.29         $5.62
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $894.90         $9.14          $1,015.22         $9.72
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $900.00         $3.78          $1,020.89         $4.02
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $899.50         $4.25          $1,020.39         $4.52
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $898.30         $5.43          $1,019.14         $5.77
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $897.40         $6.60          $1,017.90         $7.02
--------------------------------------------------------------------------------------------------------


1. Investor Class shares commenced operations on April 29, 2008.
2. Expenses are equal to the Fund's annualized expense ratio of each class (1.24% for Investor Class, 1.12% for Class A, 1.94% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days (to reflect the one-half year period).
3. Expenses paid during the period reflect the full six-month period. For the period from inception through June 30, 2008 had the Fund provided a hypothetical 5% annualized return, using the actual expenses paid for the 62 days, the expenses paid during the period would have been $2.11 and the ending account value would have been $1,006.37.


                                                   mainstayinvestments.com    35

 SECTOR COMPOSITION AS OF JUNE 30, 2008




Financials                              21.0%
Industrials                             19.0
Health Care                             13.4
Consumer Discretionary                  12.7
Utilities                                8.6
Energy                                   8.0
Telecommunication Services               6.6
Materials                                3.5%
Consumer Staples                         3.2
Information Technology                   1.6
Short Term Investment                    1.6
  (collateral from securities lending
     is 1.6%)
Cash and Other Assets, Less
  Liabilities                            0.8
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 39 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Roche Holdings A.G., Sponsored ADR
    2.  Bayer A.G.
    3.  EDP--Energias de Portugal S.A.
    4.  Allianz SE
    5.  Vodafone Group PLC, ADR
    6.  Merck KGaA
    7.  Suez S.A.
    8.  East Japan Railway Co.
    9.  Total S.A., Sponsored ADR
   10.  Akzo Nobel N.V.







36    MainStay ICAP International Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

Excluding all sales charges, MainStay ICAP International Fund returned -10.17% for Investor Class shares,(1) -10.15% for Class A shares and -10.51% for Class C shares for the six months ended June 30, 2008. Over the same period, Class I shares returned -10.00%, Class R1 shares returned -10.05%, Class R2 shares returned -10.17% and Class R3 shares returned -10.26%. All share classes outperformed the -11.11% return of the average Lipper(2) international large-cap value fund and the -10.96% return of the MSCI EAFE(R) Index(3) for the six months ended June 30, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 32 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

Favorable stock selection was the primary reason why the Fund's losses were not as severe as those of the MSCI EAFE(R) Index during the reporting period.


WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The sectors that made the strongest contributions to the Fund's performance relative to the MSCI EAFE(R) Index included health care, consumer staples and information technology. The sectors that detracted the most from the Fund's relative performance included materials, consumer discretionary and utilities.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

During the reporting period, the stocks that made the strongest contributions to the Fund's absolute performance included Vallourec, which is a world leader in the production of seamless steel tubes, Merck KGaA and utilities company Suez. Suez benefited from merger synergies during the period.

The stocks that detracted the most from the Fund's performance during the reporting period included Siemens, a global electronics and electrical engineering company; Vodafone Group, a leading mobile telecommunications company; and MAN, a manufacturer of commercial vehicles, engines and mechanical engineering equipment.

DID THE FUND MAKE ANY PURCHASES AND SALES DURING THE FIRST HALF OF 2008?

SABMiller, one of the world's leading brewers, was added to the Fund during the reporting period on expectations of growth in beer markets around the world. Suez was added to allow the Fund to participate in the growth potential of one of the world's largest utilities.

Among the stocks that were eliminated from the Fund during the reporting period were StarHub, an info- communications provider, and Chugai Pharmaceutical. Both of these stocks had reached our price targets.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the sectors in which the Fund most significantly increased its weighting relative to the MSCI EAFE(R) Index included industrials, consumer staples and utilities. Over the same period,

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts such as ADRs, GDRs or EDRs, may entail the special risks of international investing. The Fund may also invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The Fund will typically hold between 30 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Due to its trading strategies, it is anticipated that the Fund may exceed a portfolio turnover rate of 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 4/29/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 34 for more information on Lipper Inc.
3. See footnote on page 34 for more information on the MSCI EAFE(R) Index.

                                                   mainstayinvestments.com    37
the sectors in which the Fund most significantly decreased its weighting relative to the Index included information technology, health care and telecommunication services.

FROM A SECTOR PERSPECTIVE, HOW WAS THE FUND POSITIONED AT THE END OF JUNE 2008?

As of June 30, 2008, the sectors in which the Fund was most significantly overweight relative to the MSCI EAFE(R) Index included industrials, health care and consumer discretionary. On the same date, the Fund's most significantly underweight sector positions included materials, consumer staples and financials.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


38    MainStay ICAP International Fund

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED



                                        SHARES           VALUE
COMMON STOCKS (97.6%)+
--------------------------------------------------------------

CONSUMER DISCRETIONARY (12.7%)
British Sky Broadcasting
  Group PLC                          2,873,800   $  26,985,701
Daimler A.G.                           252,600      15,592,400
InterContinental Hotels Group
  PLC                                1,056,633      14,102,695
Toyota Motor Corp., Sponsored
  ADR (a)(b)                           256,100      24,073,400
WPP Group PLC                        2,821,900      27,166,308
                                                 -------------
                                                   107,920,504
                                                 -------------

CONSUMER STAPLES (3.2%)
SABMiller PLC                        1,041,800      23,854,963
Want Want China Holdings,
  Ltd.                               8,645,700       3,322,607
                                                 -------------
                                                    27,177,570
                                                 -------------

ENERGY (8.0%)
BP PLC, Sponsored ADR (a)              282,550      19,657,003
Saipem S.p.A.                          394,850      18,496,099
V  Total S.A., Sponsored ADR
  (a)                                  345,350      29,447,995
                                                 -------------
                                                    67,601,097
                                                 -------------

FINANCIALS (21.0%)
V  Allianz SE                          197,400      34,685,402
Aozora Bank, Ltd.                    8,564,900      19,575,960
Credit Suisse Group,
  Sponsored ADR (a)(b)                 463,550      21,003,451
Danske Bank A/S                        667,450      19,147,362
Julius Baer Holding A.G.               401,750      26,889,358
Mitsui Fudosan Co., Ltd.               749,700      15,981,633
Prudential PLC                       2,250,900      23,841,113
UniCredit S.p.A.                     2,754,418      16,778,630
                                                 -------------
                                                   177,902,909
                                                 -------------

HEALTH CARE (13.4%)
V  Bayer A.G.                          480,600      40,367,361
V  Merck KGaA                          224,700      31,906,220
V  Roche Holdings A.G.,
  Sponsored ADR (a)                    454,550      41,054,956
                                                 -------------
                                                   113,328,537
                                                 -------------

INDUSTRIALS (19.0%)
V  East Japan Railway Co.                3,720      30,278,684
Guangshen Railway Co., Ltd.
  Class H                            6,574,900       2,972,218
Hutchison Whampoa, Ltd.              1,746,900      17,665,373
MAN A.G.                               176,050      19,504,775
Mitsubishi Corp.                       193,400       6,363,631
Siemens A.G.                           237,700      26,321,706
Singapore Airlines, Ltd.               785,900       8,505,562
TNT N.V.                               761,550      25,867,342
Vallourec S.A.                          68,100      23,789,761
                                                 -------------
                                                   161,269,052
                                                 -------------

INFORMATION TECHNOLOGY (1.6%)
Canon, Inc., Sponsored ADR
  (a)                                  266,100      13,626,981
                                                 -------------


MATERIALS (3.5%)
V  Akzo Nobel N.V.                     426,700      29,212,773
                                                 -------------


TELECOMMUNICATION SERVICES (6.6%)
NTT DoCoMo, Inc.                        15,794      23,162,294
V  Vodafone Group PLC, ADR
  (a)                                1,121,850      33,049,701
                                                 -------------
                                                    56,211,995
                                                 -------------

UTILITIES (8.6%)
V  EDP - Energias de Portugal
  S.A.                               7,251,650      37,805,554
EDP Renovaveis S.A.(c)                 361,500       4,183,353
V  Suez S.A.                           450,200      30,575,583
                                                 -------------
                                                    72,564,490
                                                 -------------
Total Common Stocks
  (Cost $872,613,407)                              826,815,908
                                                 -------------


SHORT-TERM INVESTMENT (1.6%)
--------------------------------------------------------------

INVESTMENT COMPANY (1.6%)
State Street Navigator
  Securities
  Lending Prime Portfolio (d)       13,716,300      13,716,300
                                                 -------------
Total Short-Term Investment
  (Cost $13,716,300)                                13,716,300
                                                 -------------

Total Investments
  (Cost $886,329,707) (e)                 99.2%    840,532,208
Cash and Other Assets, Less
  Liabilities                              0.8       6,353,436
                                         -----    ------------
Net Assets                               100.0%  $ 846,885,644
                                         =====    ============





(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $13,187,884; cash collateral of
     $13,716,300 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Non-income producing security.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $887,001,529
     for federal income tax purposes and net
     unrealized depreciation is as follows:




       Gross unrealized appreciation   $ 37,052,186
       Gross unrealized depreciation    (83,521,507)
                                       ------------
       Net unrealized depreciation     $(46,469,321)
                                       ============





 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

The table below sets forth the diversification of the ICAP International Fund Portfolio investments by country.

COUNTRY COMPOSITION


                                     VALUE    PERCENT(+)
Cayman Islands                $  3,322,607           0.4%
China                            2,972,218           0.3
Denmark                         19,147,362           2.3
France                          87,996,691          10.4
Germany                        168,377,864          19.9
Hong Kong                       17,665,373           2.1
Italy                           35,274,729           4.2
Japan                          133,062,583          15.7
Netherlands                     55,080,115           6.5
Portugal                        37,805,554           4.4
Singapore                        8,505,562           1.0
Switzerland                     88,947,764          10.5
United Kingdom                 168,657,486          19.9
United States                   13,716,300           1.6
                              ------------         -----
                               840,532,208          99.2
Cash and Other Assets,
  Less Liabilities               6,353,436           0.8
                              ------------         -----
Net Assets                    $846,885,644         100.0%
                              ============         =====





+    Percentages indicated are based on Fund
     net assets.





40    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $886,329,707)
  including $13,187,884 market
  value of securities loaned         $840,532,208
Cash                                   16,549,803
Cash denominated in foreign
  currencies (identified cost
  $36,511)                                 36,504
Receivables:
  Investment securities sold            8,997,149
  Dividends and interest                2,127,105
  Fund shares sold                      1,691,505
Other assets                               69,856
                                     ------------
     Total assets                     870,004,130
                                     ------------
LIABILITIES:
Securities lending collateral          13,716,300
Payables:
  Investment securities purchased       7,712,803
  Fund shares redeemed                    879,626
  Manager (See Note 3)                    451,342
  Transfer agent (See Note 3)             136,369
  Custodian                               107,308
  NYLIFE Distributors (See Note 3)         58,260
  Professional fees                        47,869
  Directors                                 4,532
  Shareholder communication                 1,956
Accrued expenses                            2,121
                                     ------------
     Total liabilities                 23,118,486
                                     ------------
Net assets                           $846,885,644
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 175 million shares
  authorized                         $    250,389
Additional paid-in capital            895,832,810
                                     ------------
                                      896,083,199
Accumulated undistributed net
  investment income                        41,199
Accumulated net realized loss on
  investments                          (3,485,103)
Net unrealized depreciation on
  investments                         (45,797,499)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies        43,848
                                     ------------
Net assets                           $846,885,644
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 13,700,950
                                     ============
Shares of capital stock outstanding       405,289
                                     ============
Net asset value per share
  outstanding                        $      33.81
Maximum sales charge (5.50% of
  offering price)                            1.97
                                     ------------
Maximum offering price per share
  outstanding                        $      35.78
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $107,189,320
                                     ============
Shares of capital stock outstanding     3,172,580
                                     ============
Net asset value per share
  outstanding                        $      33.79
Maximum sales charge (5.50% of
  offering price)                            1.97
                                     ------------
Maximum offering price per share
  outstanding                        $      35.76
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 32,724,791
                                     ============
Shares of capital stock outstanding       972,995
                                     ============
Net asset value and offering price
  per share outstanding              $      33.63
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $679,029,083
                                     ============
Shares of capital stock outstanding    20,066,418
                                     ============
Net asset value and offering price
  per share outstanding              $      33.84
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $    307,686
                                     ============
Shares of capital stock outstanding         9,102
                                     ============
Net asset value and offering price
  per share outstanding              $      33.80
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $ 12,758,118
                                     ============
Shares of capital stock outstanding       377,697
                                     ============
Net asset value and offering price
  per share outstanding              $      33.78
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $  1,175,696
                                     ============
Shares of capital stock outstanding        34,859
                                     ============
Net asset value and offering price
  per share outstanding              $      33.73
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  17,814,965
  Income from securities
     loaned--net                           595,879
  Interest                                 146,390
                                     -------------
     Total income                       18,557,234
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,444,533
  Transfer agent--Investor Class
     (See Note 3)                            6,462
  Transfer agent--Class A (See Note
     3)                                     93,999
  Transfer agent--Class C (See Note
     3)                                     36,998
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                          313,480
  Distribution/Service--Investor
     Class
     (See Note 3)                            5,883
  Distribution/Service--Class A
     (See Note 3)                          143,821
  Distribution/Service--Class C
     (See Note 3)                           40,538
  Distribution/Service--Class R2
     (See Note 3)                           16,006
  Distribution/Service--Class R3
     (See Note 3)                            2,490
  Custodian                                156,054
  Distribution--Class C (See Note
     3)                                    121,614
  Professional fees                         53,726
  Registration                              52,934
  Shareholder communication                 49,086
  Directors                                 15,731
  Shareholder service--Class R1
     (See Note 3)                              171
  Shareholder service--Class R2
     (See Note 3)                            6,403
  Shareholder service--Class R3
     (See Note 3)                              498
  Miscellaneous                             27,993
                                     -------------
     Total expenses before
       reimbursement                     4,588,420
  Expense reimbursement from
     Manager
     (See Note 3)                         (736,329)
                                     -------------
     Net expenses                        3,852,091
                                     -------------
Net investment income                   14,705,143
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $  (4,414,361)
  Foreign currency transactions           (149,987)
                                     -------------
Net realized loss on investments
  and foreign currency transactions     (4,564,348)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (102,815,575)
  Translation of other assets and
     liabilities in foreign
     currencies                             38,741
                                     -------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (102,776,834)
                                     -------------
Net realized and unrealized loss on
  investments                         (107,341,182)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (92,636,039)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $1,994,532.



42    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  14,705,143   $  13,442,333
 Net realized gain (loss)
  on investments and foreign
  currency transactions          (4,564,348)     96,442,065
 Net change in unrealized
  appreciation on
  investments and foreign
  currency transactions        (102,776,834)    (38,376,075)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (92,636,039)     71,508,323
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment
  income:
    Investor Class                 (218,517)             --
    Class A                      (1,769,245)     (1,266,855)
    Class C                        (412,009)       (220,909)
    Class I                     (12,036,819)    (12,213,821)
    Class R1                         (5,334)         (2,330)
    Class R2                       (204,865)       (158,306)
    Class R3                        (17,155)           (916)
                              -----------------------------
                                (14,663,944)    (13,863,137)
                              -----------------------------
 From net realized gain on
  investments:
    Class A                              --     (12,490,913)
    Class C                              --      (3,334,810)
    Class I                              --     (77,807,767)
    Class R1                             --         (43,677)
    Class R2                             --      (1,318,733)
    Class R3                             --         (29,976)
                              -----------------------------
                                         --     (95,025,876)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (14,663,944)   (108,889,013)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        168,156,209     456,306,599
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              13,500,840     101,569,005
 Cost of shares redeemed+      (148,728,179)   (198,271,015)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions          32,928,870     359,604,589
                              -----------------------------
    Net increase (decrease)
     in net assets              (74,371,113)    322,223,899

NET ASSETS:
Beginning of period             921,256,757     599,032,858
                              -----------------------------
End of period                 $ 846,885,644   $ 921,256,757
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $      41,199   $          --
                              =============================



+ Cost of shares redeemed net of redemption fee of $10,677 for the six months ended June 30, 2008 and $47,040 for the year ended December 31, 2007.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                      CLASS A
                            --------------    ------------------------------------------
                               APRIL 29,                                    SEPTEMBER 1,
                                2008(A)       SIX MONTHS        YEAR           2006(A)
                                THROUGH          ENDED          ENDED          THROUGH
                               JUNE 30,        JUNE 30,     DECEMBER 31,    DECEMBER 31,

                            ------------------------------------------------------------
                                 2008*           2008*          2007            2006
Net asset value at
  beginning of period           $ 36.83        $  38.22       $  39.09         $ 37.00
                                -------        --------       --------         -------
Net investment income
  (loss)                           0.29 (b)        0.57 (b)       0.57 (b)        0.00 (b)(c)
Net realized and
  unrealized gain (loss)
  on investments                  (2.77)          (4.42)          3.67            3.58
Net realized and
  unrealized loss on
  foreign currency
  transactions                    (0.00)(c)       (0.01)            --              --
                                -------        --------       --------         -------
Total from investment
  operations                       2.48           (3.86)          4.24            3.58
                                -------        --------       --------         -------
Less dividends and
  distributions:
  From net investment
     income                       (0.54)          (0.57)         (0.69)          (0.79)
  From net realized gain
     on investments                  --              --          (4.42)          (0.70)
                                -------        --------       --------         -------
Total dividends and
  distributions                   (0.54)          (0.57)         (5.11)          (1.49)
                                -------        --------       --------         -------
Redemption fee                     0.00 (b)(c)     0.00 (b)(c)    0.00 (b)(c)     0.00
                                -------        --------       --------         -------
Net asset value at end of
  period                        $ 33.81        $  33.79       $  38.22         $ 39.09
                                =======        ========       ========         =======
Total investment return
  (d)(h)                          (6.78%)(e)     (10.15%)(e)     11.20%           9.74%(e)(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        4.74% +         3.18% +        1.36%           0.04%+
  Net expenses                     1.24% +         1.12% +        1.15%           1.15%+
  Expenses (before
     reimbursement/waiver)         1.42% +         1.29% +        1.33%           1.47%+(f)
Portfolio turnover rate              41%             41%           109%            155%
Net assets at end of
  period (in 000's)             $13,701        $107,189       $121,098         $20,516




                                             CLASS R1
                            ------------------------------------------
                                                          SEPTEMBER 1,
                            SIX MONTHS        YEAR           2006(A)
                               ENDED          ENDED          THROUGH
                             JUNE 30,     DECEMBER 31,    DECEMBER 31,

                            ------------------------------------------
                               2008*          2007            2006

Net asset value at
  beginning of period         $ 38.23        $39.08          $37.00
                              -------        ------          ------
Net investment income
  (loss)                         0.58 (b)      0.47 (b)        0.13 (b)
Net realized and
  unrealized gain (loss)
  on investments                (4.41)         3.86            3.46
Net realized and
  unrealized loss on
  foreign currency
  transactions                  (0.00) (c)       --              --
                              -------        ------          ------
Total from investment
  operations                    (3.83)         4.33            3.59
                              -------        ------          ------
Less dividends and
  distributions:
  From net investment
     income                     (0.60)        (0.76)          (0.81)
  From net realized gain
     on investments                --         (4.42)          (0.70)
                              -------        ------          ------
Total dividends and
  distributions                 (0.60)        (5.18)          (1.51)
                              -------        ------          ------
Redemption fee                   0.00 (b)(c)   0.00 (b)(c)       --
                              -------        ------          ------
Net asset value at end of
  period                      $ 33.80        $38.23          $39.08
                              =======        ======          ======
Total investment return
  (d)(h)                       (10.05%)(e)    11.41%           9.78%(e)(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      3.28% +       1.12%           1.04%+
  Net expenses                   0.90% +       0.90%           0.90%+
  Expenses (before
     reimbursement/waiver)       1.07% +       1.08%           1.22%+(f)
Portfolio turnover rate            41%          109%            155%
Net assets at end of
  period (in 000's)           $   308        $  418          $   27




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share amount data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(e)  Total return is not annualized.
(f)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ended December 31, 2006.
(g)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.
(h)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





44    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                     CLASS C                                                       CLASS I
------------------------------------------------    --------------------------------------------------------------------
                                    SEPTEMBER 1,
      SIX MONTHS        YEAR           2006(A)      SIX MONTHS
         ENDED          ENDED          THROUGH         ENDED
       JUNE 30,     DECEMBER 31,    DECEMBER 31,     JUNE 30,                     YEAR ENDED DECEMBER 31,

      ------------------------------------------------------------------------------------------------------------------
         2008*          2007            2006           2008*        2007        2006        2005        2004       2003
        $ 38.04        $ 39.03         $37.00        $  38.26     $  39.10    $  32.89    $  30.18    $ 24.20    $ 17.45
        -------        -------         ------        --------     --------    --------    --------    -------    -------
           0.43 (b)       0.25 (b)      (0.09) (b)       0.62 (b)     0.78 (b)    0.77 (b)    0.55       0.30       0.39
          (4.41)          3.66           3.56           (4.43)        3.59        7.16        5.20 (g)   6.16 (g)   6.72 (g)

          (0.00) (c)        --             --           (0.00)(c)       --          --          --         --         --
        -------        -------         ------        --------     --------    --------    --------    -------    -------
          (3.98)          3.91           3.47           (3.81)        4.37        7.93        5.75       6.46       7.11
        -------        -------         ------        --------     --------    --------    --------    -------    -------

          (0.43)         (0.48)         (0.74)          (0.61)       (0.79)      (1.03)      (0.54)     (0.30)     (0.41)
             --          (4.42)         (0.70)             --        (4.42)      (0.70)      (2.50)     (0.18)        --
        -------        -------         ------        --------     --------    --------    --------    -------    -------
          (0.43)         (4.90)         (1.44)          (0.61)       (5.21)      (1.73)      (3.04)     (0.48)     (0.41)
        -------        -------         ------        --------     --------    --------    --------    -------    -------
           0.00 (b)(c)    0.00 (b)(c)    0.00 (b)(c)     0.00 (b)(c)  0.00 (b)(c) 0.01 (b)   0.00 (c)(g) 0.00(c)(g) 0.05 (g)
        -------        -------         ------        --------     --------    --------    --------    -------    -------
        $ 33.63        $ 38.04         $39.03        $  33.84     $  38.26    $  39.10    $  32.89    $ 30.18    $ 24.20
        =======        =======         ======        ========     ========    ========    ========    =======    =======
         (10.51%)(e)     10.35%          9.44% (e)(f)  (10.00%)(e)   11.52%      24.30%(f)   19.15%     26.87%     41.85%

           2.45% +        0.60%         (0.69%)+         3.49% +      1.86%       2.09%       2.05%      1.23%      1.89%
           1.94% +        1.90%          1.90% +         0.80% +      0.80%       0.80%       0.80%      0.80%      0.80%
           2.11% +        2.08%          2.22% +(f)      0.97% +      0.98%       1.01%(f)    1.12%      1.20%      1.57%
             41%           109%           155%             41%         109%        155%        139%       122%       218%
        $32,725        $32,652         $7,266        $679,029     $753,984    $568,662    $179,787    $94,158    $45,715




                    Class R2                                         Class R3
------------------------------------------------    ------------------------------------------
                                    September 1,                                  September 1,
      Six months        Year           2006(a)      Six months        Year           2006(a)
         ended          ended          through         ended          ended          through
       June 30,     December 31,    December 31,     June 30,     December 31,    December 31,

      ----------------------------------------------------------------------------------------
         2008*          2007            2006           2008*          2007            2006

        $ 38.20        $ 39.08         $37.00         $ 38.13        $39.06          $37.00
        -------        -------         ------         -------        ------          ------
           0.57 (b)       0.35 (b)      (0.03)(b)        0.64 (b)      0.21 (b)        0.07 (b)
          (4.44)          3.88           3.61           (4.54)         3.89            3.45

          (0.00) (c)        --             --           (0.00) (c)       --              --
        -------        -------         ------         -------        ------          ------
          (3.87)          4.23           3.58           (3.90)         4.10            3.52
        -------        -------         ------         -------        ------          ------

          (0.55)         (0.69)         (0.80)          (0.50)        (0.61)          (0.76)
             --          (4.42)         (0.70)             --         (4.42)          (0.70)
        -------        -------         ------         -------        ------          ------
          (0.55)         (5.11)         (1.50)          (0.50)        (5.03)          (1.46)
        -------        -------         ------         -------        ------          ------
           0.00 (b)(c)    0.00 (b)(c)    0.00 (c)        0.00 (b)(c)   0.00 (b)(c)       --
        -------        -------         ------         -------        ------          ------
        $ 33.78        $ 38.20         $39.08         $ 33.73        $38.13          $39.06
        =======        =======         ======         =======        ======          ======
         (10.17%)(e)     11.16%          9.72% (e)(f)  (10.26%)(e)    10.82%           9.60% (e)(f)

           3.22% +        0.83%         (0.20%)+         3.63%+        0.49%           0.55% +
           1.15% +        1.15%          1.15%+          1.40%+        1.40%           1.40% +
           1.32% +        1.33%          1.47%+(f)       1.57%+        1.58%           1.72%+(f)
             41%           109%           155%             41%          109%            155%
        $12,758        $12,816         $2,533         $ 1,176        $  289          $   27




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

ICAP Funds, Inc. ("the Company"), was incorporated in the State of Maryland on November 1, 1994. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act") and offers four separate series (collectively, with the exception of MainStay ICAP Global Fund, referred to as the "Funds" and each individually, with the exception of MainStay ICAP Global Fund, referred to as a "Fund"). The Funds are diversified funds.

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       FUNDS
April 30, 2008       MainStay ICAP Global Fund
---------------------------------------------------
December 31, 1997    MainStay ICAP Select Equity
                     and MainStay ICAP
                     International Funds
---------------------------------------------------
December 31, 1994    MainStay ICAP Equity Fund
---------------------------------------------------



All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008 with an October 31 fiscal year end. As such, MainStay ICAP Global Fund's first financial statements will be as of October 31, 2008 and it is not covered by this report.

Currently, each Fund offers seven classes of shares as indicated: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. With the exception of the share classes of the MainStay ICAP Global Fund, each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP Select Equity Fund and ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund.

Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1, Class R2 and Class R3 shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares bears the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution and/or service fee rates. Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 and Class R3 shares, a shareholder service fee.

The investment objective for each of the Funds described in this report is as follows:

The MAINSTAY ICAP EQUITY FUND seeks a superior total return with only a moderate degree of risk.

The MAINSTAY ICAP SELECT EQUITY FUND seeks a superior total return.

The MAINSTAY ICAP INTERNATIONAL FUND seeks a superior total return with income as a secondary objective.

The Funds invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method


46    MainStay ICAP Funds
involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At June 30, 2008, the Funds did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Funds' policies and procedures.

The Funds adopted Financial Accounting Standards Board (The "FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.


                                                   mainstayinvestments.com    47

The following is a summary of the inputs used as of June 30, 2008 in valuing each Fund's investments carried at value:

ASSET VALUATION INPUTS

                                                INVESTMENTS IN SECURITIES
                                   ---------------------------------------------------
                                                                             LEVEL 3 -
                                        LEVEL 1 -      LEVEL 2 - OTHER     SIGNIFICANT
                                           QUOTED          SIGNIFICANT    UNOBSERVABLE
                                           PRICES    OBSERVABLE INPUTS          INPUTS             TOTAL
MainStay ICAP Equity Fund          $  992,750,567         $ 16,355,320           $  --    $1,009,105,887
--------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity
  Fund                              1,978,376,627           87,528,205              --     2,065,904,832
--------------------------------------------------------------------------------------------------------
MainStay ICAP International
  Fund                                181,913,487          658,618,721              --       840,532,208
--------------------------------------------------------------------------------------------------------



The Funds did not hold other financial instruments as of June 30, 2008.

At June 30, 2008, the Funds did not hold any investments with significant unobservable inputs (Level 3).

(B) FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Funds' financial statements upon adoption. The Manager continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the ICAP Equity Fund and ICAP Select Equity Fund, to the extent that income is available. For the ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Distributions from net realized capital gains, if any, are declared and paid annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.



48    MainStay ICAP Funds

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(H) SECURITIES LENDING. In order to realize additional income the Funds may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds receive compensation for lending their securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. Each Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

(I) REDEMPTION FEE. The MainStay ICAP International Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Asset's shares redeemed amount and retained by the Fund.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life") serves as the Funds' Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. Institutional Capital LLC ("ICAP" or "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Funds and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that Fund.

Effective August 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Equity Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Equity Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation,

                                                   mainstayinvestments.com    49
extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and Class R3, 1.40%.
This expense cap agreement cannot be modified or terminated before May 1, 2009. After May 1, 2009, this expense cap agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that the contractual waiver/reimbursement will continue after that date. Between May 1, 2007 and August 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitation for Class A, Class C, Class I, Class R1, Class R2, and Class R3 shares the same as in the August 1, 2008 Agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, NYLIM entered into a written expense limitation agreement to waive a portion of the MainStay ICAP Select Equity and MainStay ICAP International Fund's management fee or reimburse expenses so that the Funds' Class I total ordinary operating expenses (total ordinary fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) on an annualized basis do not exceed 0.80%. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of each of the Funds. This expense cap agreement cannot be modified or terminated before August 25, 2008. After August 25, 2008, this expense cap agreement may be modified or terminated only with the approval of the Board of Directors. There is no guarantee that they will continue after that date.

Prior to August 1, 2008, NYLIM had a similar expense limitation agreement in place with respect to these Funds.

Effective May 1, 2007, NYLIM may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to the expense limitation agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended June 30, 2008, NYLIM earned fees from the Funds and waived/reimbursed such amounts pursuant to the contractual expenses limitations described above as follows:

                                                  FEES
                                           REIMBURSED/
                             FEES EARNED        WAIVED
MainStay ICAP Equity Fund     $4,313,746    $  687,093
------------------------------------------------------
MainStay ICAP Select Equity
  Fund                         8,261,586     1,194,259
------------------------------------------------------
MainStay ICAP International
  Fund                         3,444,533       736,329
------------------------------------------------------



As of June 30, 2008, the amounts of reimbursed/waived fees subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                              DECEMBER 31,
                              2010         2011        TOTAL
MainStay ICAP Equity
  Fund                  $1,025,450   $  687,093   $1,712,543
------------------------------------------------------------
MainStay ICAP Select
  Equity Fund            1,564,948    1,194,259    2,759,207
------------------------------------------------------------
MainStay ICAP
  International Fund       995,868      736,329    1,732,197
------------------------------------------------------------



State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than the Class I and Class R1 shares, has adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class C shares. The Class C Plan provides that the Class C shares of the Funds also incur a monthly fee, which is an expense of the


50    MainStay ICAP Funds

Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from each applicable Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7 and $91, respectively, for the six months ended June 30, 2008. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class C shares of $1,622 and $20,540 respectively, for the six months ended June 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the six months ended June 30, 2008, were as follows:

MainStay ICAP Equity Fund              $501,677
-----------------------------------------------
MainStay ICAP Select Equity Fund        907,266
-----------------------------------------------
MainStay ICAP International Fund        450,939
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At June 30, 2008, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

                                          PERCENTAGE OF
 MAINSTAY ICAP EQUITY FUND        VALUE      NET ASSETS
Class A                     $    27,450             0.1%
-------------------------------------------------------
Class C                          25,855             0.4
-------------------------------------------------------
Class I                      50,987,461             5.4
-------------------------------------------------------
Class R1                         25,128             2.0
-------------------------------------------------------
Class R2                         25,011             2.5
-------------------------------------------------------
Class R3                         24,894            33.0
-------------------------------------------------------

 MAINSTAY ICAP SELECT                     PERCENTAGE OF
 EQUITY FUND                      VALUE      NET ASSETS
Class A                     $    25,449             0.0%*
-------------------------------------------------------
Class C                          25,107             0.0*
-------------------------------------------------------
Class R1                         25,558             1.3
-------------------------------------------------------
Class R2                         25,436             0.2
-------------------------------------------------------
Class R3                         25,328             2.1
-------------------------------------------------------

 MAINSTAY ICAP
 INTERNATIONAL                            PERCENTAGE OF
 FUND                             VALUE      NET ASSETS
Class A                     $    27,411             0.0%*
-------------------------------------------------------
Class C                          27,019             0.1
-------------------------------------------------------
Class I                       5,319,347             0.8
-------------------------------------------------------
Class R1                         27,505             8.9
-------------------------------------------------------
Class R2                         27,389             0.2
-------------------------------------------------------
Class R3                         27,249             2.3
-------------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the six months ended June 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund               $16,886
-----------------------------------------------
MainStay ICAP Select Equity Fund         30,958
-----------------------------------------------
MainStay ICAP International Fund         13,211
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAXES:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2007 represent tax-based distributions of ordinary income and net long-term capital gain. The tax

                                                   mainstayinvestments.com    51
components of the distributions for each of the Funds are shown below.

                                        2007
                      ---------------------------------------
                               TAX-BASED            TAX-BASED
                      DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                         ORDINARY INCOME      LONG-TERM GAINS
MainStay ICAP Equity
  Fund                      $ 45,307,345         $101,270,352
-------------------------------------------------------------
MainStay ICAP Select
  Equity Fund                121,134,279          142,620,222
-------------------------------------------------------------
MainStay ICAP
  International Fund          59,947,220           48,941,793
-------------------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--FOREIGN CURRENCY:

As of June 30, 2008, the MainStay ICAP International Fund held the following foreign currency:

                              CURRENCY      COST     VALUE
Japanese Yen               Y 3,876,147   $36,511   $36,504
----------------------------------------------------------
                                         $36,511   $36,504
----------------------------------------------------------



NOTE 7--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the six months ended June 30, 2008.

NOTE 8--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2008, purchase and sales of securities, other than short-term securities and securities subject to repurchase transactions were as follows:


                                       MAINSTAY ICAP              MAINSTAY ICAP SELECT               MAINSTAY ICAP
                                        EQUITY FUND                    EQUITY FUND                INTERNATIONAL FUND
                                 -------------------------     --------------------------     --------------------------
                                 PURCHASES           SALES      PURCHASES           SALES     PURCHASES            SALES
U.S. Government securities        $     --        $     --     $       --      $       --      $     --         $     --
------------------------------------------------------------------------------------------------------------------------
All others                         521,797         466,501      1,299,476       1,051,520       387,335          351,436
------------------------------------------------------------------------------------------------------------------------
Total                             $521,797        $466,501     $1,299,476      $1,051,520      $387,335         $351,436
------------------------------------------------------------------------------------------------------------------------






52    MainStay ICAP Funds

NOTE 9--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

MAINSTAY ICAP EQUITY FUND


 INVESTOR CLASS                  SHARES          AMOUNT
Period ended June 30,
  2008*:
Shares sold                      15,257   $     590,720
Shares issued to
  shareholders in
  reinvestment of dividends       1,977          72,363
Shares redeemed                 (16,325)       (629,570)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                        909          33,513
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (1,487)        (52,724)
Shares converted from Class
  A (See Note 1)                430,880      17,321,372
                             --------------------------
Net increase                    430,302   $  17,302,161
                             ==========================
*Investor Class shares were first offered on April 29,
  2008.

 CLASS A                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                     209,627   $   8,115,892
Shares issued to
  shareholders in
  reinvestment of dividends       7,584         286,071
Shares redeemed                (195,060)     (7,521,175)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                     22,151         880,788
Shares converted from
  Investor Class (See Note
  1)                              1,488          52,724
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (430,987)    (17,321,372)
                             --------------------------
Net decrease                   (407,348)  $ (16,387,860)
                             ==========================
Year ended December 31,
  2007:
Shares sold                     415,309   $  19,362,718
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                          704,165      33,195,026
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             145,508       5,993,982
Shares redeemed                (179,719)     (8,348,968)
                             --------------------------
Net increase                  1,085,263   $  50,202,758
                             ==========================


 CLASS C                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      36,633   $   1,414,437
Shares issued to
  shareholders in
  reinvestment of dividends         664          24,676
Shares redeemed                 (36,708)     (1,420,529)
                             --------------------------
Net increase                        589   $      18,584
                             ==========================
Year ended December 31,
  2007:
Shares sold                      99,295   $   4,592,564
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                           69,888       3,287,255
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              18,838         772,624
Shares redeemed                 (23,054)     (1,064,777)
                             --------------------------
Net increase                    164,967   $   7,587,666
                             ==========================


 CLASS I                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                   5,680,774   $ 219,532,605
Shares issued to
  shareholders in
  reinvestment of dividends     263,294       9,882,561
Shares redeemed              (4,129,692)   (160,307,810)
                             --------------------------
Net increase                  1,814,376   $  69,107,356
                             ==========================
Year ended December 31,
  2007:
Shares sold                   5,804,353   $ 274,710,443
Shares issued in connection
  with acquisition of
  MainStay All Cap Value
  Fund                        2,768,247     130,604,508
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           3,332,052     138,294,099
Shares redeemed              (8,675,521)   (409,437,219)
                             --------------------------
Net increase                  3,229,131   $ 134,171,831
                             ==========================


 CLASS R1                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      15,586   $     634,186
Shares issued to
  shareholders in
  reinvestment of dividends         329          12,327
Shares redeemed                  (6,866)       (285,195)
                             --------------------------
Net increase                      9,049   $     361,318
                             ==========================
Year ended December 31,
  2007:
Shares sold                      23,611   $   1,129,892
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               3,192         131,051
Shares redeemed                  (1,315)        (61,498)
                             --------------------------
Net increase                     25,488   $   1,199,445
                             ==========================




                                                   mainstayinvestments.com    53

 CLASS R2                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                       1,164   $      47,672
Shares issued to
  shareholders in
  reinvestment of dividends         230           8,615
Shares redeemed                  (1,029)        (39,703)
                             --------------------------
Net increase                        365   $      16,584
                             ==========================
Year ended December 31,
  2007:
Shares sold                         632   $      29,843
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               3,593         148,772
Shares redeemed                  (2,175)       (102,658)
                             --------------------------
Net increase                      2,050   $      75,957
                             ==========================


 CLASS R3                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                         487   $      18,655
Shares issued to
  shareholders in
  reinvestment of dividends          13             507
Shares redeemed                      (2)            (61)
                             --------------------------
Net increase                        498   $      19,101
                             ==========================
Year ended December 31,
  2007:
Shares sold                         828   $      38,666
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                 191           7,878
Shares redeemed                      (5)           (249)
                             --------------------------
Net increase                      1,014   $      46,295
                             ==========================

MAINSTAY ICAP SELECT EQUITY FUND

 INVESTOR CLASS                  SHARES          AMOUNT
Period ended June 30,
  2008*:
Shares sold                      22,199   $     806,460
Shares issued to
  shareholders in
  reinvestment of dividends       1,177          40,520
Shares redeemed                 (12,239)       (444,951)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                     11,137         402,029
Shares reacquired upon
  conversion into Class A
  (See Note 1)                     (765)        (25,513)
Shares converted from Class
  A (See Note 1)                286,387      10,745,257
                             --------------------------
Net increase                    296,759   $  11,121,773
                             ==========================

* Investor Class shares were first offered on April 29, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                   2,605,627   $  94,529,752
Shares issued to
  shareholders in
  reinvestment of dividends      30,445       1,074,274
Shares redeemed                (821,557)    (29,615,331)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                  1,814,515      65,988,695
Shares converted from
  Investor Class (See Note
  1)                                766          25,513
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (286,387)    (10,745,257)
                             --------------------------
Net increase                  1,528,894   $  55,268,951
                             ==========================
Year ended December 31,
  2007:
Shares sold                   3,848,641   $ 168,617,640
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             352,164      13,614,344
Shares redeemed                (445,352)    (19,537,771)
                             --------------------------
Net increase                  3,755,453   $ 162,694,213
                             ==========================


 CLASS C                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                     728,121   $  26,373,688
Shares issued to
  shareholders in
  reinvestment of dividends       3,958         139,307
Shares redeemed                (128,220)     (4,630,254)
                             --------------------------
Net increase                    603,859   $  21,882,741
                             ==========================
Year ended December 31,
  2007:
Shares sold                   1,094,684   $  47,860,866
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              80,962       3,112,071
Shares redeemed                 (71,195)     (3,100,341)
                             --------------------------
Net increase                  1,104,451   $  47,872,596
                             ==========================


 CLASS I                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                  12,145,725   $ 442,022,599
Shares issued to
  shareholders in
  reinvestment of dividends     454,775      16,065,488
Shares redeemed              (8,364,375)   (301,403,820)
                             --------------------------
Net increase                  4,236,125   $ 156,684,267
                             ==========================
Year ended December 31,
  2007:
Shares sold                  15,404,159   $ 674,438,793
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           5,805,246     225,823,990
Shares redeemed              (9,745,245)   (421,744,621)
                             --------------------------
Net increase                 11,464,160   $ 478,518,162
                             ==========================





54    MainStay ICAP Funds

 CLASS R1                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      32,097   $   1,152,792
Shares issued to
  shareholders in
  reinvestment of dividends         480          16,980
Shares redeemed                 (11,559)       (419,963)
                             --------------------------
Net increase                     21,018   $     749,809
                             ==========================
Year ended December 31,
  2007:
Shares sold                      31,527   $   1,398,524
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               4,335         167,491
Shares redeemed                    (300)        (12,291)
                             --------------------------
Net increase                     35,562   $   1,553,724
                             ==========================


 CLASS R2                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      67,000   $   2,458,617
Shares issued to
  shareholders in
  reinvestment of dividends       2,596          91,602
Shares redeemed                 (64,547)     (2,342,893)
                             --------------------------
Net increase                      5,049   $     207,326
                             ==========================
Year ended December 31,
  2007:
Shares sold                     327,632   $  14,879,977
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              39,733       1,535,983
Shares redeemed                 (40,355)     (1,806,409)
                             --------------------------
Net increase                    327,010   $  14,609,551
                             ==========================


 CLASS R3                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      38,922   $   1,394,590
Shares issued to
  shareholders in
  reinvestment of dividends         119           4,191
Shares redeemed                  (7,613)       (272,402)
                             --------------------------
Net increase                     31,428   $   1,126,379
                             ==========================
Year ended December 31,
  2007:
Shares sold                       7,155   $     312,744
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                 793          30,553
Shares redeemed                  (3,837)       (151,857)
                             --------------------------
Net increase                      4,111   $     191,440
                             ==========================

MAINSTAY ICAP INTERNATIONAL FUND

 INVESTOR CLASS                  SHARES          AMOUNT
Period ended June 30,
  2008*:
Shares sold                      24,015   $     876,320
Shares issued to
  shareholders in
  reinvestment of dividends       6,320         216,383
Shares redeemed                 (14,035)       (506,734)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                     16,300         585,969
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (4,668)       (157,135)
Shares converted from Class
  A (See Note 1)                393,657      14,612,557
                             --------------------------
Net increase                    405,289   $  15,041,391
                             ==========================

* Investor Class shares were first offered on April 29, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                     950,428   $  34,162,691
Shares issued to
  shareholders in
  reinvestment of dividends      40,929       1,401,123
Shares redeemed                (598,157)    (21,418,254)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                    393,200      14,145,560
Shares converted from
  Investor Class (See Note
  1)                              4,671         157,135
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (393,657)    (14,612,557)
                             --------------------------
Net increase (decrease)           4,214   $    (309,862)
                             ==========================
Year ended December 31,
  2007:
Shares sold                     516,624   $ 119,266,166
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              13,308      10,984,885
Shares redeemed                  (5,133)    (20,556,318)
                             --------------------------
Net increase                    524,799   $ 109,694,733
                             ==========================


 CLASS C                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                     237,803   $   8,422,695
Shares issued to
  shareholders in
  reinvestment of dividends       8,585         292,460
Shares redeemed                (131,703)     (4,627,321)
                             --------------------------
Net increase                    114,685   $   4,087,834
                             ==========================
Year ended December 31,
  2007:
Shares sold                     674,877   $  28,045,652
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              63,930       2,383,284
Shares redeemed                 (66,675)     (2,743,924)
                             --------------------------
Net increase                    672,132   $  27,685,012
                             ==========================




                                                   mainstayinvestments.com    55

 CLASS I                         SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                   3,367,919   $ 120,336,391
Shares issued to
  shareholders in
  reinvestment of dividends     331,711      11,367,719
Shares redeemed              (3,338,393)   (120,021,763)
                             --------------------------
Net increase                    361,237   $  11,682,347
                             ==========================
Year ended December 31,
  2007:
Shares sold                   7,074,228   $ 296,966,538
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           2,298,757      86,648,449
Shares redeemed              (4,213,090)   (173,693,332)
                             --------------------------
Net increase                  5,159,895   $ 209,921,655
                             ==========================


 CLASS R1                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                         736   $      25,889
Shares issued to
  shareholders in
  reinvestment of dividends         152           5,207
Shares redeemed                  (2,721)        (96,378)
                             --------------------------
Net decrease                     (1,833)  $     (65,282)
                             ==========================
Year ended December 31,
  2007:
Shares sold                       9,552   $     405,707
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               1,208          44,963
Shares redeemed                    (527)        (21,287)
                             --------------------------
Net increase                     10,233   $     429,383
                             ==========================


 CLASS R2                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      86,375   $   3,103,723
Shares issued to
  shareholders in
  reinvestment of dividends       5,989         204,865
Shares redeemed                 (50,186)     (1,779,968)
                             --------------------------
Net increase                     42,178   $   1,528,620
                             ==========================
Year ended December 31,
  2007:
Shares sold                     261,195   $  11,349,823
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              39,338       1,477,039
Shares redeemed                 (29,848)     (1,247,445)
                             --------------------------
Net increase                    270,685   $  11,579,417
                             ==========================


 CLASS R3                        SHARES          AMOUNT
Six months ended June 30,
  2008:
Shares sold                      34,879   $   1,228,500
Shares issued to
  shareholders in
  reinvestment of dividends         383          13,083
Shares redeemed                  (7,983)       (277,761)
                             --------------------------
Net increase                     27,279   $     963,822
                             ==========================
Year ended December 31,
  2007:
Shares sold                       6,278   $     272,713
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                 818          30,385
Shares redeemed                    (217)         (8,709)
                             --------------------------
Net increase                      6,879   $     294,389
                             ==========================




NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENT:

Effective July 1, 2008, the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund changed their fiscal and tax year ends from December 31 to October 31.




56    MainStay ICAP Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    57

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (the "Funds"), which was comprised solely of Independent Directors, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Funds for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on each Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Funds. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on each Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on each Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of each Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to each Fund by NYLIM and Institutional Capital LLC ("Institutional Capital"), an affiliate of NYLIM that serves as subadviser to the Funds; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with each Fund; (iv) the extent to which economies of scale may be realized as each Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of each Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND INSTITUTIONAL
CAPITAL

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Funds. The Board evaluated NYLIM's experience in serving as manager of the Funds, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing Institutional Capital and other subadvisers. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Funds, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, for overseeing Institutional Capital's compliance with the Funds' policies and investment objectives, and for implementing Board directives as they relate to the Funds. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Funds' officers. The Board considered the scope and quality of NYLIM's services provided to the Funds' shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder


58    MainStay ICAP Funds
services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Funds. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds' prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that Institutional Capital provides to the Funds. The Board evaluated Institutional Capital's experience in serving as subadviser to the Funds, noting that Institutional Capital serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined Institutional Capital's track record and experience in providing investment advisory services to the Funds, the experience of senior management and administrative personnel at Institutional Capital, and Institutional Capital's overall legal and compliance environment. The Board also reviewed Institutional Capital's willingness to invest in personnel designed to benefit the Funds. The Board further considered Institutional Capital's track record and experience in providing investment advisory services to the Funds. In this regard, the Board considered the experience of the Funds' portfolio managers, the number of accounts managed by the portfolio managers and Institutional Capital's method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund is likely to benefit from the nature, extent and quality of these services as a result of Institutional Capital's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating each Fund's investment performance, the Board considered investment performance results in light of each Fund's investment objective, strategies and risks, as disclosed in the Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on each Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on each Fund's gross and net returns, each Fund's investment performance relative to relevant investment categories and Fund benchmarks, each Fund's risk-adjusted investment performance, and each Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to similar mutual funds managed by other investment advisers.

In considering each Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and Institutional Capital concerning Fund investment performance, as well as discussions between each Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering each Fund's investment performance, the Board focused principally on a Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's investment performance over time has been satisfactory. Each Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with each Fund over various time periods. Because Institutional Capital is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and Institutional Capital in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with a Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Funds, and the fact that NYLIM is responsible for paying Institutional Capital's subadvisory fee. The Board acknowledged that NYLIM and Institutional Capital must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Funds and their shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.


                                                   mainstayinvestments.com    59

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with each Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to each Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to a Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Funds was reasonable in all material respects.

In considering the costs and profitability of each Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Funds. The Board recognized, for example, the benefits to Institutional Capital from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and Institutional Capital in exchange for commissions paid by a Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing each Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Funds to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with each Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with each Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS A FUND GROWS

The Board also considered whether each Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how each Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which each Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Fund's assets grow over time. The Board also observed that NYLIM subsidizes each Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund's expense structure as a Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Fund's total ordinary operating expenses. With respect to the Agreements, because Institutional Capital is an affiliate of NYLIM whose subadvisory fee for advising each Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by each Fund to NYLIM as compared with the relevant peer funds.

The Board considered information provided by NYLIM and Institutional Capital on the fees that NYLIM and Institutional Capital charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as each respective Fund. In this regard, the Board took into account the relative scope of services provided to a Fund as opposed to NYLIM's and Institutional Capital's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of each Fund's management fee when compared to similar fees charged by NYLIM and Institutional Capital to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Fund's peer group.

In assessing the reasonableness of each Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.



60    MainStay ICAP Funds

Based on these considerations, the Board concluded that each Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(3)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(4)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(4)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Offered only to residents of Colorado, Connecticut, Maryland, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                         ICAP Funds, Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-08850

NYLIM-AO13545         (RECYCLE LOGO)            MS207-08           MSIC10-08/08

                                                  ------------------------------
                                                  OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number: 3235-0570
                                                  Expires: August 31, 2011
                                                  Estimated average burden
                                                  hours per response. . . ..18.9
                                                  ------------------------------


ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP FUNDS, INC.


By: /s/ Stephen P. Fisher
    ------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: September 2, 2008


By: /s/ Jack R. Benintende
    ------------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: September 2, 2008

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.